                                    [GRAPHIC]



                 Class A, B and C Shares
Prospectus

                     January 1, 2002, as revised August 19, 2002

                Scudder Top 50 US Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Top 50 US Fund --
 Class A, B and C

                      Overview of the Top 50 US Fund

                       3  Goals

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       6  Total Returns, After Fees and
                          Expenses

                       7  Fees and Expenses of the Fund

                      A Detailed Look at the
                      Top 50 US Fund

                       9  Objectives

                       9  Strategy

                       9  Principal Investments

                       10  Investment Process

                       11  Other Investments

                       12  Risks

                       13  Organizational Structure

                       14  Management of the Fund

                        How to Invest in the Fund

                       17  Choosing a Share Class

                       22  How to Buy Shares

                       23  How to Exchange or Sell Shares

                       24  Policies You Should Know
                           About

                       30  Performance Information

                       30  Other Rights We Reserve

                       31  Understanding Distributions
                           and Taxes

                       34  Financial Highlights

Overview of the Top 50 US Fund -- Class A, B and C

Goals: The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income.

Core Strategy: The Fund seeks to achieve its objectives by investing at least 80% of its assets (at the time the security is purchased) in equity securities (primarily common and preferred stocks) of US companies.

Investment Policies and Strategies: The Fund invests all of its assets in the Top 50 US Portfolio of Deutsche Investors Portfolios Trust (the 'Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the prospectus regarding investments relate to the Fund and its corresponding Portfolio. The Fund generally owns equity securities of 50 companies. The Portfolio's investment advisor and sub-advisor (the 'Advisors') seek investments in companies considered to be of outstanding quality in their particular field.

                               Scudder Top 50 US Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stock prices could decline generally.

         . The individual stocks chosen by the Advisors could decline in value.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

         . As with any investment strategy, the investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the return potential of one or more stocks, the Fund may underperform the equities markets.

         . Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking high capital appreciation, and, secondarily, reasonable dividend income and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes Class A shares, Class B shares and Class C shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Fund's transfer agent.

4  |  Scudder Top 50 US Fund -- Class A, B and C

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in non-US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               Scudder Top 50 US Fund -- Class A, B and C  |  5

Total returns, after fees and expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual total return for each full calendar year since the Fund began selling Class A shares. The table compares Class A, B and C shares' average annual total return with the Standard & Poor's 500(R) Composite Stock Index ('S&P 500(R) Index') over the last calendar year, the last three calendar years (if applicable) and since inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

S&P 500(R) Index is an unmanaged index that measures the performance of 500 large US companies.

 Year-by-Year Returns Class A Shares* (each full calendar year since inception)

           [CHART]

  1998       1999       2000
--------   --------   ---------
 33.88%      28.01%    -16.51%


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through September 30, 2001, the year-to-date return for Class A Shares was -34.12%. For the period shown in the bar chart, the highest return in any calendar quarter was 27.37% (fourth quarter 1998) and the lowest quarterly return was -13.17% (fourth quarter 2000). Past performance offers no indication of how the Fund will perform in the future.

          Performance for the Periods Ended December 31, 2000
          Average Annual Total Returns
                                       1 Year  3 Years Since Inception
          ------------------------------------------------------------
               Class A shares/1/       -21.11% 10.58%      10.33%/2/
          ------------------------------------------------------------
               S&P 500(R) Index         -9.10% 12.26%      12.24%/3/
          ------------------------------------------------------------
               Class B shares/1/        21.36%     NA       7.15%/4/
          ------------------------------------------------------------
               S&P 500(R) Index         -9.10%     --       8.18%/5/
          ------------------------------------------------------------
               Class C shares/1/       -17.98%     NA       3.96%/6/
          ------------------------------------------------------------
               S&P 500(R) Index         -9.10%     --       6.20%/7/
          ------------------------------------------------------------

/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.

/2/ October 2, 1997.

/3/ For the period September 30, 1997 through December 31, 2000.

/4/ March 18, 1998.

/5/ For the period March 31, 1998 through December 31, 2000.

/6/ September 2, 1998.

/7/ For the period August 31, 1998 through December 31, 2000.


6  |  Scudder Top 50 US Fund -- Class A, B and C

Fees and Expenses of the Fund

The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

Shareholder Fees                                 Class A      Class B      Class C
(fees paid directly from your investment)         Shares       Shares       Shares
                                                 Initial      Deferred     Deferred
                                               Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)        5.75%         None         None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)           None/1/      4.00%/2/     1.00%/3/
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                                None         None         None
-------------------------------------------------------------------------------------
Redemption Fee                                      None         None         None
-------------------------------------------------------------------------------------
Exchange Fee                                        None         None         None
-------------------------------------------------------------------------------------
Annual Fund Operating Expenses/4/
(expenses paid from Fund assets)
                                               Percentage of Average Daily Net Assets
                                                 Class A      Class B      Class C
Management Fees                                    0.85%        0.85%        0.85%
-------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees/5/        0.25%        1.00%        1.00%
-------------------------------------------------------------------------------------
Other Expenses                                     1.99%        1.98%        1.89%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (before
fee waivers and expense reimbursements)            3.09%        3.83%        3.74%
-------------------------------------------------------------------------------------
Total Fee Waivers and Reimbursements of
Fund Expenses/6/                                  -1.94%       -1.93%       -1.84%
-------------------------------------------------------------------------------------
Total Net Annual Fund Operating Expenses
(after fee waivers and expense reimbursements)     1.15%        1.90%        1.90%
-------------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')
/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')
/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class--Class C shares.')
/4/ Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled 'Organizational Structure.')
/5/ A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
/6/ The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Total Net Annual Fund Operating Expenses (after fee waivers and expense reimbursements).'

                               Scudder Top 50 US Fund -- Class A, B and C  |  7

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Choosing a Share Class.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees.

Expense Example

                You would pay the following expenses if you redeemed your shares at the end of each period:
                                       1 Year*        3 Years        5 Years        10 Years
                Class A Shares          $685          $1,302         $1,942          $3,653
                -----------------------------------------------------------------------------------
                Class B Shares          $593          $1,292         $2,010          $3,629
                -----------------------------------------------------------------------------------
                Class C Shares          $293           $974          $1,775          $3,866
                -----------------------------------------------------------------------------------

                You would pay the following expenses if you did not redeem your shares:
                                    1 Year*      3 Years      5 Years      10 Years
                Class A Shares       $685        $1,302       $1,942        $3,653
                -----------------------------------------------------------------------
                Class B Shares       $193         $992        $1,810        $3,629
                -----------------------------------------------------------------------
                Class C Shares       $193         $974        $1,775        $3,866
                -----------------------------------------------------------------------

* Based on total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.

8  |  Scudder Top 50 US Fund -- Class A, B and C

A Detailed Look at the Top 50 US Fund -- Class A, B and C

Objectives

         The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income, through its investment in the Top 50 US Portfolio. Under normal circumstances, the Fund, through the Portfolio, seeks to achieve its objectives by investing at least 80% of its assets, at the time a security is purchased, in equity securities (primarily common and preferred stocks) of US companies.

         The Advisors are responsible for managing the Portfolio's investments. (See the section entitled 'Management of the Fund.') There can be no guarantee that the Fund will achieve its goals.

Strategy

         The Fund generally owns equity securities of 50 companies. The Advisors seek companies considered to be of outstanding quality in their particular field based on some or all of the following attributes:

         . Strong market position within their market;

         . Profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

         . High quality management with an orientation toward strong, long-term earnings;

         . Long-range strategic plans in place; and

         . Publicly-held with broad distribution of financial information related to their operations.

Principal Investments

         The companies in which the Portfolio invests are primarily located or headquartered in the United States, but may also conduct a substantial part of their business outside the US. The Advisors emphasize investments in companies that dominate their markets

                               Scudder Top 50 US Fund -- Class A, B and C | 9 and maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. The Advisors believe these companies are aggressive and tenacious. These companies are leading-edge corporations and have a strong attitude geared toward market share dominance.

         Although the Fund invests primarily in common and preferred stocks, the Advisors may purchase other securities with equity characteristics, including securities convertible into common stock, and warrants. The Fund may invest only in publicly traded securities and may participate in initial public offerings from time to time.

Investment Process

         In selecting investments, the Advisors will also emphasize the market valuation of a company's earnings (ie, price/earnings or P/E ratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends is also an important factor in the portfolio management process.

         In assessing which investments to sell, the Advisors consider the following factors, among others:

         . Negative changes in those attributes used by the Advisors to assess whether a company is of outstanding quality, as described above;

         . A negative change in a company's earnings growth;

         . The size of a particular holding relative to the Fund's overall holdings; and

         . Whether the target price of a particular holding has been met.

         The Advisors monitor the companies selected for the Fund to assess risk by analyzing possible changes in the earnings outlook and/or financial condition. In order to assess risks, the Advisors monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses, and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Advisors assess macroeconomic and stock market conditions in the various countries in which the companies held by the Fund have their primary stock market listings or conduct a substantial part of their business.

10  |  Scudder Top 50 US Fund -- Class A, B and C

         The Advisors consider the geographic market focus of the Fund when considering companies for investment. Specifically, the Advisors assess the level of operations that various companies currently held by the Fund have in a country or region, and whether further investment in that region or country is desirable.

         The Advisors may use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see the section entitled 'Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Other Investments

         The Fund may invest in various instruments commonly known as 'Derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use Futures and Options. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

         Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher- quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase

--------------------------------------------------------------------------------

Generally, a Derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and Options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

                              Scudder Top 50 US Fund -- Class A, B and C | 11 agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Risks

         Set forth below are some of the prominent risks associated with equity investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

         Secondary risks

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

12  |  Scudder Top 50 US Fund -- Class A, B and C

         Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in Futures, Options and Forward Currency Transactions, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

         There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

         If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

         IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.

Organizational Structure

         The Fund is a 'feeder fund' that invests substantially all of its assets in the Top 50 US Portfolio. The Fund and the Portfolio have the same investment objectives. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction

                              Scudder Top 50 US Fund -- Class A, B and C | 13 minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services, Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor to the Portfolio. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ('DFM') was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.

         Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor, Deutsche Asset Management, Inc. ('DeAM, Inc.' or 'Sub-Advisor'). The address for the Sub-Advisor is 280 Park Avenue, New York, NY 10017.

         The Advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and the Portfolio in order to maintain the Fund's total operating expenses

14  |  Scudder Top 50 US Fund -- Class A, B and C

         (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the share classes through December 31, 2002: 1.15% for Class A shares; 1.90% for Class B shares; and 1.90% for Class C shares.

         ICCC also serves as the Fund's transfer agent (the 'Transfer Agent').

         The Advisor and the Sub-Advisor are subsidiaries of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $865.8 billion and 97,009 employees as of September 30, 2001, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

         Portfolio managers

         Following are the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio that is the underlying investment of the Fund. Each portfolio manager has served as a manager of the Portfolio since October 1999.

         Mr. Leo Grohowski has been a Vice President of DeAM, Inc. since July 1999. Mr. Grohowski joined Bankers Trust in 1996, where he served as the Managing Director and Head of Investment Management for the Trust and Investment Advisory Group through 1999. He is currently Chief Investment Officer of Deutsche Bank Private Banking and Head of Active Equities for Deutsche Asset Management Americas, supervising funds holding assets under management of $20.5 billion as of September 30, 2001. Mr. Grohowski was Chief Investment Officer and Managing Director of equity investments for HSBC Asset Management Americas from 1988 to 1996.

         Mr. Owen Fitzpatrick has been a Managing Director of DeAM, Inc. since April 2001. Mr. Fitzpatrick has 13 years experience in investment management. He joined Bankers Trust in 1995 as Director and Portfolio Manager for Bankers Trust Private Banking and co-head of the Equity Strategy Group. Mr. Fitzpatrick supervises funds holding assets under management of $900 million as of September 30, 2001. Mr. Fitzpatrick was a Vice President, Portfolio Manager and Research Analyst for Princeton Bank & Trust Company from 1991 to 1995. Mr. Fitzpatrick is a Chartered Financial Analyst.

                              Scudder Top 50 US Fund -- Class A, B and C  |  15

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

16  |  Scudder Top 50 US Fund -- Class A, B and C

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

                              Scudder Top 50 US Fund -- Class A, B and C  |  17

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder Top 50 US Fund have a sales charge that varies with the amount you invest:


                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 for equity funds over the next
           24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

18  |  Scudder Top 50 US Fund -- Class A, B and C

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load, in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A

                              Scudder Top 50 US Fund -- Class A, B and C | 19 shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

20  |  Scudder Top 50 US Fund -- Class A, B and C

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

                              Scudder Top 50 US Fund -- Class A, B and C  |  21

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


22  |  Scudder Top 50 US Fund -- Class A, B and C

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 27
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

                              Scudder Top 50 US Fund -- Class A, B and C  |  23

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report or prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


24  |  Scudder Top 50 US Fund -- Class A, B and C

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open for business. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

                              Scudder Top 50 US Fund -- Class A, B and C  |  25

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

26  |  Scudder Top 50 US Fund -- Class A, B and C

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

                              Scudder Top 50 US Fund -- Class A, B and C  |  27

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

28  |  Scudder Top 50 US Fund -- Class A, B and C

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.


                              Scudder Top 50 US Fund -- Class A, B and C  |  29

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors. In such a case, the Fund's value for a security is likely to be different from the last quoted market prices.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

30  |  Scudder Top 50 US Fund -- Class A, B and C

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

                              Scudder Top 50 US Fund -- Class A, B and C  |  31

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

32  |  Scudder Top 50 US Fund -- Class A, B and C

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

                              Scudder Top 50 US Fund -- Class A, B and C  |  33

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report which is available free of charge by calling the Transfer Agent at 1-800-621-1048.

The following financial information is for the fiscal year ended August 31, 2001. The financial information for the fiscal year ended August 31, 2000 includes results for the Fund when it was known as Flag Investors Top 50 US. The financial information for the fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche Top 50 US Fund.

Class A shares

(for a share outstanding throughout each period)

                                        For the Year For the Year For the Year For the Period
                                           Ended        Ended        Ended     Oct. 2, 1997/1/
                                         August 31,   August 31,   August 31,  to August 31,
                                            2001         2000         1999          1998

Per share operating performance:
----------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                      $22.34       $17.89      $12.62        $12.50
----------------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------------
Expenses in excess of income                 (0.03)       (0.10)      (0.08)        (0.03)
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                               (9.07)        4.55        5.35          0.15
----------------------------------------------------------------------------------------------
Total from investment operations             (9.10)        4.45        5.27          0.12
----------------------------------------------------------------------------------------------
Net asset value, end of period              $16.25       $22.34      $17.89        $12.62
----------------------------------------------------------------------------------------------
Total investment return/2/                  (40.73)%      24.87%      41.76%         0.96%
----------------------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------------------
Net assets, end of period
(000s omitted)                              $16,027      $10,784      $3,370         $2,056
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income                 (0.25)%      (0.65)%     (0.52)%       (0.44)%/3/
----------------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements, including expenses of
the Top 50 US Portfolio                       1.15%        1.31%       1.50%         1.50%/3/
----------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements, including expenses of
the Top 50 US Portfolio                       3.09%        4.81%       5.71%        11.58%/3/
----------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/3/ Annualized.

34  |  Scudder Top 50 US Fund -- Class A, B and C

Class B shares

(for a share outstanding throughout each period)

                              For the Year For the Year For the Year For the Period
                                 Ended        Ended        Ended     Mar. 18, 1998/1/
                               August 31,   August 31,   August 31,   to August 31,
                                  2001         2000         1999          1998

Per share operating
performance:
-------------------------------------------------------------------------------------
Net asset value, beginning
of period                        $19.11       $15.44       $10.96          $12.50
-------------------------------------------------------------------------------------
Income from investment
operations:
-------------------------------------------------------------------------------------
Expenses in excess of income      (0.15)       (0.18)       (0.12)        (0.06)
-------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments        (7.72)        3.85         4.60         (1.48)
-------------------------------------------------------------------------------------
Total from investment
operations                        (7.87)        3.67         4.48         (1.54)
-------------------------------------------------------------------------------------
Net asset value, end of
period                           $11.24       $19.11       $15.44        $10.96
-------------------------------------------------------------------------------------
Total investment return/2/       (41.21)%      23.77%       40.88%       (12.32)%
-------------------------------------------------------------------------------------

Supplemental data and
ratios:
-------------------------------------------------------------------------------------
Net assets, end of period
(000's omitted)                  $4,178       $4,576       $2,764          $436
-------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income      (1.01)%      (1.42)%      (1.30)%       (1.35)%/3/
-------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements, including
expenses on the Top 50 US
Portfolio                          1.90%        2.09%        2.25%         2.25%/3/
-------------------------------------------------------------------------------------
Expenses before waivers and/
or reimbursements, including
expenses of the Top 50 US
Portfolio                          3.83%        5.55%        6.83%        12.33%/3/
-------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return would have been lower had certain expenses not been reimbursed by the Advisor. Total return excludes the effect of sales charges.

/3/ Annualized.

                              Scudder Top 50 US Fund -- Class A, B and C  |  35

Class C shares

(for a share outstanding throughout each period)

                                   For the Year For the Year For the Period
                                      Ended        Ended     Sept. 2, 1998/1/
                                    August 31,   August 31,   to August 31,
                                       2001         2000          1999

  Per share operating
  performance:
  ---------------------------------------------------------------------------
  Net asset value, beginning of
  period                               $20.86       $16.83         $12.50
  ---------------------------------------------------------------------------
  Income from investment
  operations:
  ---------------------------------------------------------------------------
  Expenses in excess of income         (0.16)       (0.17)        (0.09)
  ---------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments                (8.43)        4.20          4.42
  ---------------------------------------------------------------------------
  Total from investment
  operations                           (8.59)        4.03          4.33
  ---------------------------------------------------------------------------
  Net asset value, end of period      $12.27       $20.86        $16.83
  ---------------------------------------------------------------------------
  Total investment return/2/          (41.18)%      23.95%        34.64%
  ---------------------------------------------------------------------------

  Supplemental data and ratios:
  ---------------------------------------------------------------------------
  Net assets, end of period (000s
  omitted)                              $487         $280          $136
  ---------------------------------------------------------------------------
  Ratios to average net assets:
  Expenses in excess of income         (0.98)%      (1.41)%       (1.31)%/3/
  ---------------------------------------------------------------------------
  Expenses after waivers and/or
  reimbursements, including
  expenses of the Top 50 US
  Portfolio                             1.90%        2.07%         2.25%/3/
  ---------------------------------------------------------------------------
  Expenses before waivers and/or
  reimbursements, including
  expenses of the Top 50 US
  Portfolio                             3.74%        5.53%         7.15%/3/
  ---------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.

/3/ Annualized.

36  |  Scudder Top 50 US Fund -- Class A, B and C

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]



[LOGO]
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                          Top 50 US Fund-- CUSIP#
                          Class A Shares   251.555.678
                          Class B Shares   251.555.660
                          Class C Shares   251.555.652
                                           811-8227

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) STOP50-1

[LOGO] SCUDDER
       INVESTMENTS



                 Class A, B and C Shares
Prospectus

                     January 1, 2002, as revised August 19, 2002

                Scudder Japanese Equity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Japanese Equity Fund --
 Class A, B and C


                      Overview of Japanese
                      Equity Fund

                      3   Goal

                      3   Core Strategy

                      3   Investment Policies and
                          Strategies

                      4   Principal Risks of Investing in
                          the Fund

                      5   Who Should Consider Investing
                          in the Fund

                      6   Total Returns, After Fees and
                          Expenses

                      7   Fees and Expenses of the Fund

                       A Detailed Look at Japanese
                       Equity Fund

                        9  Objective

                        9  Strategy

                        9  Principal Investments

                        9  Investment Process

                       10  Other Investments

                       11  Risks

                       13  Organizational Structure

                       14  Management of the Fund

                       16  Administrator

                       How to Invest in the Fund

                       18  Choosing a Share Class

                       23  How to Buy Shares

                       24  How to Exchange or Sell Shares

                       25  Policies You Should Know
                           About

                       32  Performance Information

                       32  Other Rights We Reserve

                       33  Understanding Distributions
                           and Taxes

                       35  Financial Highlights

Overview of Japanese Equity Fund -- Class A, B and C

Goal: The Fund seeks high capital appreciation.

Core Strategy: The Fund seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Japan.

Investment Policies and Strategies: The Fund invests all of its assets in the Japanese Equity Portfolio of Deutsche Investors Portfolios Trust (the 'Portfolio'), a separate mutual fund with identical investment objectives and policies, through a master-feeder investment fund structure. Therefore, all discussions in the Prospectus regarding investments relate to the Fund and the Portfolio.

                         Scudder Japanese Equity Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stock prices could decline generally.

         . The individual stocks chosen by the Advisors could decline in value.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

         . As with any investment strategy, the foreign investment strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. The stock market could perform poorly in one or more of the countries in which the Fund has invested. If the Advisors overestimate the return potential of one or more foreign stocks, the Fund may underperform the international equities markets.

         . Medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing, such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

         . Because the Fund may invest in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.

         Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

         . Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

4  |  Scudder Japanese Equity Fund -- Class A, B and C

         . Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking high capital appreciation and are willing to accept the short-term and long-term risks and uncertainties of investing in the common and preferred stocks of companies in a particular foreign country or region. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes Class A shares, Class B shares and Class C shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class'.) The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Fund's transfer agent.

         The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may improve your long-run investment return and lower the overall volatility of your investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         Scudder Japanese Equity Fund -- Class A, B and C  |  5

Total Returns, After Fees and Expenses

The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Returns Class A Shares* (each full calendar year since inception)

                                    [CHART]

1998     1999     2000
----    ------    -----
4.70%   169.29%  (34.50)%

* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2000 through September 30, 2001 the year-to-date return for Class A shares was -27.20%. For the period shown in the bar chart, the highest return in any calendar quarter was 33.98% (fourth quarter 1999) and the lowest quarterly return was -18.27% (fourth quarter 2000).

          Performance for Periods Ended December 31, 2000
          Average Annual Total Returns
                                       1 Year  3 Years Since Inception
          ------------------------------------------------------------
              Class A shares/1/        -38.10% 20.40%     13.18%/3/
          ------------------------------------------------------------
              MSCI Japan Index/2/      -28.16% 6.82%      2.42%/4/
          ------------------------------------------------------------
              Class B shares/1/        -39.23%   NA       29.08%/5/
          ------------------------------------------------------------
              MSCI Japan Index/2/      -28.16%   --       16.62%/6/
          ------------------------------------------------------------

/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.

/2/ The MSCI Japan Index is a broad-based market index of equity securities listed on the Tokyo Stock Exchange. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

/3/ October 20, 1997.

/4/ For the period October 31, 1997 through December 31, 2000.

/5/ August 10, 1998.

/6/ For the period August 31, 1998 through December 31, 2000.

No performance information is provided for the Class C shares because they have only been offered since May 31, 2000. However, the performance of the Class C shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C shares do not have the same expenses.

6  |  Scudder Japanese Equity Fund -- Class A, B and C

Fees and Expenses of the Fund


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

Shareholder Fees                              Class A      Class B      Class C
(fees paid directly from your investment)      Shares       Shares       Shares
                                              Initial      Deferred     Deferred
                                            Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)     5.75%          None         None
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price or
redemption proceeds, whichever is lower)      None/1/      4.00%/2/     1.00%/3/
----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                             None          None         None
----------------------------------------------------------------------------------
Redemption Fee                                  2.00%          None         None
----------------------------------------------------------------------------------
Exchange Fee                                     None          None         None
----------------------------------------------------------------------------------
Annual Fund Operating Expenses/4/
(expenses paid from Fund assets)
                                            Percentage of Average Daily Net Assets
                                              Class A      Class B      Class C
Management Fees                                 0.85%         0.85%        0.85%
----------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees/5/     0.25%         1.00%        1.00%
----------------------------------------------------------------------------------
Other Expenses                                  6.56%         6.85%        7.07%
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
(before fee waivers and expense
reimbursements)                                 7.66%         8.70%        8.92%
----------------------------------------------------------------------------------
Total Fee Waivers and Reimbursements of
Fund Expenses/6/                               -6.06%        -6.35%       -6.57%
----------------------------------------------------------------------------------
Total Net Annual Fund Operating
Expenses (after fee waivers and expense
reimbursements)                                 1.60%         2.35%        2.35%
----------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')
/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')
/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class--Class C shares.')
/4/ Information on the annual fund operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (See the section entitled 'Organizational Structure.')
/5/ A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
/6/ The Advisor has contractually agreed to waive its fees and reimburse expenses of the Fund through December 31, 2002 to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Total net annual fund operating expenses (after fee waivers and expense reimbursements)'. Effective in early September 2002, the Advisor expects to enter into a contractual arrangement to waive its fees and reimburse expenses of the Fund through September 30, 2003 to the extent necessary to maintain the Fund's expense ratio at 1.40% for Class A shares and 2.15% for Class B and C shares.

                         Scudder Japanese Equity Fund -- Class A, B and C  |  7

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charges. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Choosing a Share Class'.) Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees. Expense Example

                You would pay the following expenses if you redeemed your shares at the end of each period:
                                       1 Year*        3 Years        5 Years        10 Years
                Class A Shares          $728          $2,182         $3,559          $6,694
                -----------------------------------------------------------------------------------
                Class B Shares          $638          $2,244         $3,731          $6,778
                -----------------------------------------------------------------------------------
                Class C Shares          $338          $1,998         $3,623          $7,160
                -----------------------------------------------------------------------------------

                You would pay the following expenses if you did not redeem your shares:
                                    1 Year*      3 Years      5 Years      10 Years
                Class A Shares       $728        $2,182       $3,559        $6,694
                -----------------------------------------------------------------------
                Class B Shares       $238        $1,959       $3,554        $6,778
                -----------------------------------------------------------------------
                Class C Shares       $238        $1,998       $3,623        $7,160
                -----------------------------------------------------------------------

* Based on total net annual fund operating expenses (after fee waivers and expense reimbursements) for year one only.

8  |  Scudder Japanese Equity Fund -- Class A, B and C

A Detailed Look at Japanese Equity Fund -- Class A, B and C

Objective

         The Fund seeks high capital appreciation through its investment in the Portfolio. The Fund, through the Japanese Equity Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Japan.

         The Advisors are responsible for managing the Portfolio's investments. (See the section entitled 'Management of the Fund.') There can be no guarantee that the Fund will achieve its goals.

Strategy

         The Advisors seek investments in large and medium-sized companies which have a clearly-defined competitive edge based upon quality of management, product, service, balance sheet, innovation and low costs.

Principal Investments

         The Portfolio invests primarily in common and preferred stocks.

Investment Process

         The Advisors seek to outperform the MSCI Japan Index, although there is no guarantee that the Fund will do so.

         In assessing which investments to sell, the Advisors consider the following factors, among others:

         . Whether the company continues to meet the Portfolio's criteria for an initial investment in a security; and

         . Changes in the economy or the company's business that negatively impact the attractiveness of the security as an investment.

                         Scudder Japanese Equity Fund -- Class A, B and C  |  9

         The Advisors may also use hedging transactions to attempt to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances (see the section entitled 'Other Investments'). The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the Fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

Other Investments

         The Fund may invest in various instruments commonly known as 'derivatives' to protect its assets or increase its exposure to an asset class. In particular, the Fund may use futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

         Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash, cash items, and shorter-term, higher-quality debt securities, money market instruments, and similar obligations, such as repurchase agreements and reverse repurchase agreements. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a

--------------------------------------------------------------------------------


Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options may be used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.


Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible, to add to investment returns.


10 | Scudder Japanese Equity Fund -- Class A, B and C strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Risks

         Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

         Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the US and may present a less complete picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or sell than more liq-

                        Scudder Japanese Equity Fund -- Class A, B and C | 11 uid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

         Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

         Medium-Sized Company Risk. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they usually lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than large company stocks. Particularly when they are performing poorly, a medium-sized company's shares may be more difficult to sell.

         Secondary risks

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk

12 | Scudder Japanese Equity Fund -- Class A, B and C that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         Derivatives Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options, and forward currency transactions, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

         There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

         If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Organizational Structure

         The Fund is a 'feeder fund' that invests substantially all of its assets in the Japanese Equity Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own trans-

                        Scudder Japanese Equity Fund -- Class A, B and C | 13 action minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

         Investment Advisor to the Portfolio. Investment Company Capital Corporation ('ICCC' or the 'Advisor') is the Portfolio's advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. Prior to May 7, 2001, ICCC's affiliate, Deutsche Fund Management, Inc. ('DFM'), was the Portfolio's advisor. The Advisor is responsible for managing the Portfolio's assets, including buying and selling portfolio securities. ICCC provides the same services that DFM provided to the Portfolio and is entitled to receive the same rate of compensation that DFM received. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of September 30, 2001, funds managed by ICCC totaled approximately $10.7 billion in net assets.

         Investment Sub-Advisor to the Portfolio. The Advisor has delegated daily management of the Portfolio's assets to the sub-advisor, DWS International Portfolio Management GmbH ('DWS International' or 'Sub-Advisor'). The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

         At its June 2002 meeting, the Fund's Board of Directors approved Deutsche Asset Management (Japan) Limited, an affiliate of the Advisor and Sub-Advisor, as the new sub-advisor to the Portfolio, subject to approval by Fund shareholders. The Fund's shareholders approved this matter at a meeting held on August 16, 2002. This

14 | Scudder Japanese Equity Fund -- Class A, B and C new sub-advisory arrangement is expected to be implemented in early September 2002. Pending implementation, the current sub-advisor will transition the Fund's portfolio in a manner consistent with the new sub-advisor's investment style.

         The Advisor is entitled to receive an annual fee of 0.85% based on the average daily net assets of the Portfolio. The Advisor pays the Sub-Advisor a portion of this fee. The Advisor has contractually agreed to waive its fee and reimburse expenses of the Fund and the Portfolio in order to maintain the Fund's total operating expenses (other than extraordinary expenses) at not more than the following percentages of average annual net assets of the Share classes through December 31, 2002: 1.60% for Class A shares; 2.35% for Class B shares; and 2.35% for Class C shares.

         ICCC and DWS International are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

         DWS International is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ('DeAM Europe'). DWS Investment GmbH ('DWS Investment') is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Portfolio are also portfolio managers for DWS Investment.

         Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as 'DWS Group', an Investment Group of Deutsche Bank.

         DeAM Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard & Poor's ('S&P')/Micropal for the performance of its mutual funds company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing

                        Scudder Japanese Equity Fund -- Class A, B and C | 15 mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods; and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

         DWS Group was also named by S&P/Micropal as the 'best-performing mutual fund company' in three other European countries: Austria (2000, five- and 10-year periods; 1999, one-, five- and 10-year periods; 1998, three- and five-year periods); France (2000, five-year period; 1999, one-, five- and 10-year periods; 1997, five-year period), and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the 'best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

         In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its 'best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its 'best international equity fund,' also for the second consecutive year.

         Portfolio managers

         DWS International uses a team approach to provide day-to-day portfolio management services to the Portfolio in which the Fund invests. The DWS International portfolio management team has three members, and includes Klaus Kaldemorgen who has over 16 years of experience as an investment manager.

Administrator

         Investment Company Capital Corporation ('ICCC') provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer agent (the 'Transfer Agent').

16  |  Scudder Japanese Equity Fund -- Class A, B and C

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

                        Scudder Japanese Equity Fund -- Class A, B and C  |  17

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The Fund offers another share class separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

18  |  Scudder Japanese Equity Fund -- Class A, B and C

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder Japanese Equity Fund have a sales charge that varies with the amount you invest:

                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

                        Scudder Japanese Equity Fund -- Class A, B and C  |  19

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load in which case you would be required to pay the difference

         . exchanging an investment in Class A shares of The Japan Fund for an investment in the Class A shares of this Fund, and at the time of the exchange Deutsche Investment Management Americas Inc. serves as the advisor to The Japan Fund. If you utilize the services of a broker or other service agent for any such exchange, the Fund's Advisor may pay that broker or service agent a commission in connection with the exchange.

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

20  |  Scudder Japanese Equity Fund -- Class A, B and C

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because

                        Scudder Japanese Equity Fund -- Class A, B and C | 21 of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

22  |  Scudder Japanese Equity Fund -- Class A, B and C

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder
Investments,
PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments,
PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


                        Scudder Japanese Equity Fund -- Class A, B and C  |  23

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 28
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

24  |  Scudder Japanese Equity Fund -- Class A, B and C

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Class A, Class B and Class C shares. The Fund has another share class, which is described in a separate prospectus and which has different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


                        Scudder Japanese Equity Fund -- Class A, B and C  |  25

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

26  |  Scudder Japanese Equity Fund -- Class A, B and C

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

                        Scudder Japanese Equity Fund -- Class A, B and C  |  27

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a Fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

28  |  Scudder Japanese Equity Fund -- Class A, B and C

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

                        Scudder Japanese Equity Fund -- Class A, B and C  |  29

         The Fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the Fund for expenses directly related to short-term redemption of Class A shares, discourages short-term investments in Class A shares and facilitates portfolio management.

         The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee does not apply to shares:

         . acquired through reinvestment of dividends and other distributions;

         . in an account which is closed because the account fails to meet minimum balance requirements; and

         . held by 401(k) plans, individual retirement accounts or profit sharing plans.

         The short-term redemption fee applies to Class A shares held through omnibus accounts. With regard to these accounts, the Fund reserves the right, in its sole discretion to impose (or not to impose) the short-term redemption fee in the future. The Fund will make this determination after considering, among other things, the Fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

         The Fund will use the "first-in, first-out" method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder.

30  |  Scudder Japanese Equity Fund -- Class A, B and C

         You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Funds calculate share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund may charge a short-term redemption fee equal to 2.00% of the value of Class A shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day

(the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.

                        Scudder Japanese Equity Fund -- Class A, B and C | 31 accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors. In such a case, a Fund's value for a security is likely to be different from the last quoted market prices.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

32  |  Scudder Japanese Equity Fund -- Class A, B and C

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax

                        Scudder Japanese Equity Fund -- Class A, B and C | 33 circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

34  |  Scudder Japanese Equity Fund -- Class A, B and C

Financial Highlights


The financial highlights tables are intended to help you understand the Fund's financial performance since the inception of the Fund's Class A, Class B and Class C shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.

The following financial information is for the fiscal year ended August 31, 2001. The financial information for the fiscal year ended August 31, 2000 includes results for the Fund when it was known as Flag Investors Japanese Equity Fund. The financial information for fiscal year ended August 31, 1999 includes results for the Fund when it was known as Deutsche Japanese Equity Fund.


Class A shares
(for a share outstanding throughout each period)

                                                                             For the Period
                                                                              October 20,
                                                                                1997/1/
                                              For the Years Ended August 31, to August 31,
                                                     2001     2000      1999      1998

Per share operating performance:
--------------------------------------------------------------------------------------------
Net asset value, beginning of period           $19.85     $20.12    $9.85        $12.50
--------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------
Net investment (expenses in excess of) income   (0.12)/2/ (0.28)     0.00/3/      (0.07)
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currencies              (6.12)      5.82    10.27         (2.58)
--------------------------------------------------------------------------------------------
Total from investment operations                (6.24)      5.54    10.27         (2.65)
--------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------
Net realized gains                              (4.14)     (5.81)      --            --
--------------------------------------------------------------------------------------------
Total Distributions                             (4.14)     (5.81)      --            --
--------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.47     $19.85   $20.12         $9.85
--------------------------------------------------------------------------------------------
Total investment return/4/                     (37.79)%    25.57%  104.26%       (21.20)%
--------------------------------------------------------------------------------------------

Supplemental data and ratios:
--------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $1,207     $3,262  $11,010            $14
--------------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------------
Expenses in excess of income                    (0.88)%    (1.23)%  (1.29)%       (1.00)%/5/
--------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements,
including expenses of the Japanese Equity
Portfolio                                        1.60%      1.60%    1.60%         1.60%/5/
--------------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements, including expenses of the
Japanese Equity Portfolio                        7.66%      4.32%    5.88%       454.24%/5/
--------------------------------------------------------------------------------------------

/1/ Commencement of operations.
/2/ Calculated using the average shares method.
/3/ Amount rounded to less than $0.01.
/4/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.
/5/ Annualized.

                        Scudder Japanese Equity Fund -- Class A, B and C  |  35

Class B shares

(for a share outstanding throughout each period)

                                                                         For the Period
                                                                         August 10, 1998
                                           For the Year Ended August 31,  to August 31,
                                                 2001      2000     1999      1998

Per share operating performance:
----------------------------------------------------------------------------------------
Net asset value, beginning of period       $24.85      $24.58   $12.11       $12.50
----------------------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------------------
Expenses in excess of income                (0.27)/2/   (0.63)   (0.12)       (0.01)
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currencies          (7.97)       6.71    12.59        (0.38)
----------------------------------------------------------------------------------------
Total from investment operations            (8.24)       6.08    12.47        (0.39)
----------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------
Net realized gains                          (4.14)      (5.81)      --           --
----------------------------------------------------------------------------------------
Total distributions                         (4.14)      (5.81)      --           --
----------------------------------------------------------------------------------------
Net asset value, end of period             $14.53      $24.85   $24.58       $12.11
----------------------------------------------------------------------------------------
Total investment return (based on net
asset value)/3/                            (38.32)%     22.66%  102.97%       (3.12)%
----------------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)   $3,134      $5,621   $4,604         $283
----------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------
Expenses in excess of income                (1.62)%     (1.90)%  (1.74)%      (1.25)%/4/
----------------------------------------------------------------------------------------
Expenses after waivers and/or
reimbursements, including expenses of
the Japanese Equity Portfolio                2.35%       2.35%    2.35%        2.35%/4/
----------------------------------------------------------------------------------------
Expenses before waivers and/or
reimbursements, including expenses of
the Japanese Equity Portfolio                8.70%       5.35%   14.99%      454.99%/4/
----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Calculated using the average shares method.

/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.

/4/ Annualized.

36  |  Scudder Japanese Equity Fund -- Class A, B and C

Class C shares

(for a share outstanding throughout each period)

                                                                          For the Period
                                                       For the Year Ended May 31, 2000/1/
                                                           August 31,     to August 31,
                                                              2001             2000

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                         $24.85           $24.10
-----------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------
Expenses in excess of income                                  (0.26)/2/        (0.04)
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and foreign currencies                                        (7.97)            0.79
-----------------------------------------------------------------------------------------
Total from investment operations                             (8.23)             0.75
-----------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------
Net realized gains                                            (4.14)              --
-----------------------------------------------------------------------------------------
Total distributions                                           (4.14)              --
-----------------------------------------------------------------------------------------
Net asset value, end of period                               $14.53           $24.85
-----------------------------------------------------------------------------------------
Total investment return/3/                                   (38.27)%           3.11%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                       $281             $110
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Expenses in excess of income                                  (1.70)%          (2.07)%/4/
-----------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements,
including expenses of the Japanese Equity Portfolio            2.35%            2.35%/4/
-----------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements,
including expenses of the Japanese Equity Portfolio            8.92%            8.74%/4/
-----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Calculated using the average shares method.

/3/ Total return would have been lower had certain expenses not been reimbursed by the Advisors. Total return excludes the effect of sales charges.

/4/ Annualized.


                        Scudder Japanese Equity Fund -- Class A, B and C  |  37

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

[LOGO] SCUDDER INVESTMENTS


[LOGO] A Member of Deutsche Asset Management

SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

Japanese Equity Fund-- CUSIP#
Class A Shares         251.555.777
Class B Shares         251.555.769
Class C Shares         251.555.751
                       811-8227

[GRAPHIC]


  Printed on recycled paper.  (08/19/02) SJEF-1

                                                                        SCUDDER
                                                                    INVESTMENTS

                 Class A, B and C Shares
Prospectus

                     February 1, 2002, as revised August 19, 2002

                Scudder Growth Opportunity Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Growth Opportunity Fund --Class A, B and C Shares

                      Overview of the Growth
                      Opportunity Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       5  Principal Risks of Investing in
                          the Fund

                       5  Who Should Consider Investing
                          in the Fund

                       7  Total Returns, After Fees
                          and Expenses

                       8  Fees and Expenses of the Fund

                        A Detailed Look at the Growth
                        Opportunity Fund
                         10 Objective
                         10 Strategy
                         10 Principal Investments
                         11 Investment Process
                         11 Other Investments
                         12 Risks
                         14 Management of the Fund
                         16 Administrator

                        How to Invest in the Fund
                         18 Choosing a Share Class
                         23 How to Buy Shares
                         24 How to Exchange or Sell
                            Shares
                         25 Policies You Should Know
                            About
                         31 Performance Information
                         31 Other Rights We Reserve
                         32 Understanding Distributions
                            and Taxes
                         34 Financial Highlights

Overview of the Growth Opportunity Fund --
 Class A, B and C

Goal: The Fund seeks to achieve long-term capital appreciation.

Core Strategy: The Fund invests at least 65% of its total assets in equity securities of small and medium-sized US issuers with the potential for above-average growth.

Investment Policies and Strategies: The Fund seeks to achieve its goal by investing primarily in equity securities of small and medium-sized US issuers. The Fund may also invest a portion of its assets in US companies larger than small or medium-sized US companies. The Fund may actively and frequently trade its portfolio securities. In selecting investments, the Fund's investment advisor and sub-advisor (the

                      Scudder Growth Opportunity Fund -- Class A, B and C  |  3

'Advisors') use what is known as a US Emerging Growth Equity Strategy. This means that the Fund invests in companies that the Advisors believe could experience superior sales or earnings growth. The Advisors may use various derivative strategies to try to improve the Fund's returns or protect its assets.

4  |  Scudder Growth Opportunity Fund -- Class A, B and C

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks that the Advisors have selected could perform poorly.

         . The stock market could decline or underperform other investments.

         . The US Emerging Growth Equity Strategy employed by the Advisors may perform worse than other investment styles and the overall market.

         . Small and medium-sized company stock returns could trail stock market returns generally because of risks specific to small or medium-sized company investing, such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

         . The Fund could suffer losses on its derivative positions if they are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking to achieve long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal or cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes Class A shares, Class B shares and Class C shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares from the Fund directly through the Fund's transfer agent.

                      Scudder Growth Opportunity Fund -- Class A, B and C  |  5

         The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6  |  Scudder Growth Opportunity Fund -- Class A, B and C

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing the Fund's performance. The bar chart shows Class A shares' actual total return for each full calendar year since the Fund began selling Class A shares. The table compares Class A, B and C shares' average annual total return with the S&P Mid-Cap 400 Index and the Lipper Multi-Cap Growth Funds Average over the last calendar year and since inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

--------------------------------------------------------------------------------

The S&P Mid-Cap 400 Index is an unmanaged index used to portray the pattern of common stock movement of 400 publicly held midsize US companies.

The Lipper Multi-Cap Growth Funds Average is based on the average return of all mutual funds in the Lipper Multi-Cap Growth Funds category.


Year-by-Year Returns
Class A Shares*
(each full calendar year since inception)

                                    [CHART]
 2001
------
-17.10%

*The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period shown in the bar chart, the highest return in any calendar quarter was 20.67% (fourth quarter 2001) and the lowest quarterly return was -28.66% (third quarter 2001). Past performance offers no indication of how the Fund will perform in the future.


 Performance for Periods Ended December 31, 2001
 Average Annual Total Returns
                                                Since Inception
                                      1 Year  (December 29, 2000)
-----------------------------------------------------------------
Class A Shares/1/                     -21.66%       -21.57%
-----------------------------------------------------------------
Class B Shares/1/                     -21.91%       -21.82%
-----------------------------------------------------------------
Class C Shares/1/                     -18.52%       -18.44%
-----------------------------------------------------------------
S&P Mid-Cap 400 Index                  -0.62%        -0.62%/2/
-----------------------------------------------------------------
Lipper Multi-Cap Growth Funds Average -26.06%       -26.06%/2/
-----------------------------------------------------------------

/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of maximum sales charges.

/2/ For the period 12/31/2000 through 12/31/2001.


                      Scudder Growth Opportunity Fund -- Class A, B and C  |  7

Fees and Expenses of the Fund

The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.

Shareholder Fees                                     Class A      Class B      Class C
(fees paid directly from your investment)            Initial      Deferred     Deferred
                                                   Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        5.75%/1/         None         None
-----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)              None/1/     4.00%/2/     1.00%/3/
-----------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(expenses paid from Fund assets)
                                                   Percentage of Average Daily Net Assets
                                                   Class A      Class B      Class C
Management Fees                                      0.85%       0.85%        0.85%
-----------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees             0.25%       0.75%        0.75%
-----------------------------------------------------------------------------------------
Other Expenses (including a 0.25% shareholder
servicing fee for Class B and Class C shares)        4.45%       4.70%        4.70%
-----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (before fee
waivers and/or expense reimbursements)               5.55%       6.30%        6.30%
-----------------------------------------------------------------------------------------
Less: Fee Waivers and/or Expense Reimbursements/4/  -4.25%      -4.25%       -4.25%
-----------------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after fee
waiver and/or expense reimbursements)                1.30%       2.05%        2.05%
-----------------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class-Class A shares.')

/2/ Contingent deferred sales charges for Class B Shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class-Class B shares.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class-Class C shares.')

/4/ Investment Company Capital Corporation, in its capacity as Advisor and
    Administrator, has contractually agreed to waive its fees and/or reimburse expenses of the Fund through January 31, 2003, to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Annual Fund Operating Expenses'.

8  |  Scudder Growth Opportunity Fund -- Class A, B and C

Expense Example. The example illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Choosing a Share Class.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and the recurring 12b-1 fees. Expense Example*

                 You would pay the following expenses if you redeemed your shares at the end of each period:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A Shares          $700          $1,779         $2,846          $5,463
                 -----------------------------------------------------------------------------------
                 Class B Shares          $608          $1,788         $2,931          $5,464
                 -----------------------------------------------------------------------------------
                 Class C Shares          $308          $1,488         $2,736          $5,715
                 -----------------------------------------------------------------------------------

                 You would pay the following expenses if you did not redeem your shares:
                                     1 Year      3 Years      5 Years      10 Years
                 Class A Shares       $700       $1,779       $2,846        $5,463
                 -----------------------------------------------------------------------
                 Class B Shares       $208       $1,488       $2,736        $5,464
                 -----------------------------------------------------------------------
                 Class C Shares       $208       $1,488       $2,736        $5,715
                 -----------------------------------------------------------------------

* For the first twelve months, the Expense Example takes into account fee waivers and/or expense reimbursements.

                      Scudder Growth Opportunity Fund -- Class A, B and C  |  9

A Detailed Look at the Growth Opportunity Fund --
 Class A, B and C

Objective

         The Fund seeks to achieve long-term capital appreciation. The Advisors are responsible for managing the Fund's investments (See the section entitled 'Management of the Fund'.) There can be no guarantee that the Fund will achieve its goal.

Strategy

         The Fund seeks to achieve its objective by following a US Emerging Growth Equity Strategy. This means the Advisors normally invest at least 65% of the Fund's total assets in equity securities of small and medium-sized US issuers with the potential for above-average growth. For these purposes, US issuers are companies whose securities are listed for trading on a US stock exchange either directly or through depositary receipts.

         The Advisors may use various derivative strategies to try to improve the Fund's returns or protect its assets. With derivatives, the Advisors try to predict whether the underlying investment will go up or down at some future date. The Advisors will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument.

Principal Investments

         The Advisors consider small and medium-sized companies to be those with market capitalizations that are less than the largest market capitalization of the S&P Mid-Cap 400 Index as of the end of a calendar quarter. As of December 31, 2001, the largest market capitalization of the S&P Mid-Cap 400 Index was $10.5 billion. Market capitalization is measured at the time of purchase.

10  |  Scudder Growth Opportunity Fund -- Class A, B and C

Investment Process

         The Advisors look for companies that have growth in sales and earnings driven by products or services, steady cash flow, strong balance sheets or that they believe have the potential to become major enterprises. These companies usually have a unique market niche, a strong new product profile and/or superior management. The Advisors use both fundamental and quantitative techniques when they analyze companies. The Advisors will also examine themes, such as business and social trends, to identify potential areas of growth.

         Generally, the Advisors consider selling a security when, in their opinion, the company has experienced a fundamental disappointment in earnings, the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges, the company's stock appears overvalued relative to the company's expected growth or the stock has experienced adverse price movements. Historically, the Fund has had a high portfolio turnover rate.

         Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash or money market instruments, as the Advisors deem appropriate. The Fund may have cash positions up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Other Investments

         In addition, the Fund may invest in other equity-related securities. Equity-related securities include: American Depositary Receipts ('ADRs'); preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  11

--------------------------------------------------------------------------------

Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. High turnover can increase a Fund's transaction cost thereby lowering its returns. It may also increase your tax liability.

         trusts ('REITs'); and similar securities. The Fund may also buy convertible securities. These are securities--like bonds, corporate notes and preferred stocks--that can be converted into the company's common stock or some other equity security. The Fund will invest only in investment-grade convertible securities.

         The Fund may invest up to 35% of its total assets in equity securities of companies with market capitalizations that are above the Advisors' definition of small and medium-sized companies. The Fund may also participate in the initial public offering ('IPO') market.

Risks

         Set forth below are some of the prominent risks associated with investing in the Fund, as well as investing in general. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Style Risk. As with any investment strategy, the US Emerging Growth Equity Strategy used in managing the Fund's portfolio will, at times, perform better or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Small and Medium-Sized Company Risk. Small and medium-sized companies are more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industry-wide reversals may have a greater impact on small and medium-sized companies since they lack a large company's financial resources. Finally, stocks of small and medium-sized companies are typically less liquid than stocks of large companies. Particularly when they are performing

12 | Scudder Growth Opportunity Fund -- Class A, B and C poorly, a small or medium-sized company's shares may be more difficult to sell.

         Hedging Risk. The Fund's ability to successfully use hedging techniques will depend on the ability of the Advisors to predict the direction of the market and the correlation of the transactions with changes in the value of the Fund's assets. Hedging transactions do not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund. Hedging transactions could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and potential losses it could have had if it had not entered into these transactions.

         Derivatives Risk. The Fund's use of derivatives to seek to improve its returns or protect its assets involves risks similar to those of hedging. The use of derivatives for purposes other than hedging may be considered speculative. Derivatives are subject to risks of the different markets in which they trade, and therefore, may not serve their intended purposes.

         Secondary risks

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on the performance of the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  13

Management of the Fund


         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of its shareholders.

         Investment Advisor and Sub-Advisor. Investment Company Capital Corporation. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Jennison Associates LLC ('Jennison' or the 'Sub-Advisor') is the Fund's sub-advisor. The address for the Advisor is One South Street, Baltimore, MD 21202. The address for the Sub-Advisor is 466 Lexington Avenue, New York, NY 10017. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. As of December 31, 2001, funds managed by ICCC totaled approximately $11 billion in net assets.

         ICCC is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

         Jennison is a respected institutional money manager with a long history in growth-oriented US equity investing. Jennison was founded in 1969 and manages assets for institutions, pension plans, endowments and foundations. Jennison has been an investment advisor to investment companies since 1990. Jennison is a direct, wholly- owned subsidiary of Prudential Investment Management, Inc., formerly known as The Prudential Investment Corporation, which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison managed approximately $62 billion in assets. Of this amount, approximately $48 billion consists of US equity investments.

14  |  Scudder Growth Opportunity Fund -- Class A, B and C

         ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Jennison. Jennison is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates. Jennison maintains a team-based approach to in-house research and management support.

         As compensation for its services, ICCC is entitled to receive from the Fund a fee (based upon the Fund's average daily net assets) in accordance with the following schedule: 0.85% on the first $250 million in assets, 0.80% on the next $250 million in assets, and 0.75% for assets over $500 million. This fee will be computed daily and paid monthly. ICCC compensates Jennison out of its advisory fee.

         Portfolio manager

         The following portfolio manager is responsible for the day-to-day management of the Fund.

         Susan Hirsch, Executive Vice President of Jennison Associates and Manager of the Fund.

         . Managed the Fund since inception.

         . Joined Jennison in August 2000 as a result of the merger of Prudential's public equity asset management capabilities into Jennison's organization.

         . Managing Director of Prudential Investments from July 1996 to August
           2000.

         . Manager of growth stock portfolios at Delphi Asset Management in 1996.

         . Manager of growth stock portfolios at Lehman Brothers Global Asset
           Management from 1986 to 1996.

         . Named as an Institutional Investor All-American Research Team
           Analyst for small growth stocks in 1991, 1992 and 1993.

         . B.S., Brooklyn College.

         . Member of the Financial Analysts Federation and the New York Society of Security Analysts.

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  15

Administrator

         ICCC provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent ('Transfer Agent') and provides accounting services to the Fund.

16  |  Scudder Growth Opportunity Fund -- Class A, B and C

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  17

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor or Administrator may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

18  |  Scudder Growth Opportunity Fund -- Class A, B and C

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder Growth Opportunity Fund have a sales charge that varies with the amount you invest:

                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  19

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances
         (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

20  |  Scudder Growth Opportunity Fund -- Class A, B and C

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  21

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

         Year after you bought shares           CDSC on shares you sell
         --------------------------------------------------------------
         First year                                      1.00%
         --------------------------------------------------------------
         Second year and later                           None
         --------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

22  |  Scudder Growth Opportunity Fund -- Class A, B and C

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


                     Scudder Growth Opportunity Fund -- Class A, B and C  |  23

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 28
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

24  |  Scudder Growth Opportunity Fund -- Class A, B and C

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


                     Scudder Growth Opportunity Fund -- Class A, B and C  |  25

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genu-

26 | Scudder Growth Opportunity Fund -- Class A, B and C ine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  27

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a Fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling

28 | Scudder Growth Opportunity Fund -- Class A, B and C them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from the Fund into another fund don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is

                     Scudder Growth Opportunity Fund -- Class A, B and C | 29 also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Funds calculate share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors. In such a case, a Fund's value for a security is likely to be different from the last quoted market prices.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.


30  |  Scudder Growth Opportunity Fund -- Class A, B and C

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  31

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (The Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The Fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income at least annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

32  |  Scudder Growth Opportunity Fund -- Class A, B and C

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  33

Financial Highlights


The tables below and on the following pages provide a picture of the Fund's financial performance for the past fiscal period for Class A, B and C shares. The information reflects results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

Class A shares
(for a share outstanding throughout each period)

                                                        For the Period
                                                      December 29, 2000/1/
                                                            through
                                                      September 30, 2001
                                                      -------------------

      Per share operating performance:
      --------------------------------------------------------------------

      Net asset value, beginning of period                  $10.00
      --------------------------------------------------------------------

      Income from investment operations
      --------------------------------------------------------------------

      Expenses in excess of income                           -0.05
      --------------------------------------------------------------------

      Net realized and unrealized loss on investments        -3.08
      --------------------------------------------------------------------

      Total from investment operations                       -3.13
      --------------------------------------------------------------------

      Net asset value, end of period                         $6.87
      --------------------------------------------------------------------

      Total investment return/2/                            -31.30%
      --------------------------------------------------------------------

      Supplemental data and ratios:
      --------------------------------------------------------------------

      Net assets, end of period (000s)                      $2,774
      --------------------------------------------------------------------
      Ratios to average net assets:
      --------------------------------------------------------------------
        Expenses in excess of income                         -0.75%/3/
      --------------------------------------------------------------------

        Expenses after waivers and/or reimbursements          1.30%/3/
      --------------------------------------------------------------------

        Expenses before waivers and/or reimbursements         5.55%/3/
      --------------------------------------------------------------------

      Portfolio turnover rate                                  219%
      --------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return does not reflect sales charges.

/3/ Annualized.


34  |  Scudder Growth Opportunity Fund -- Class A, B and C

Class B shares

(for a share outstanding throughout each period)

                                                        For the Period
                                                      December 29, 2000/1/
                                                            through
                                                      September 30, 2001
                                                      -------------------

      Per share operating performance:
      --------------------------------------------------------------------

      Net asset value, beginning of period                  $10.00
      --------------------------------------------------------------------

      Income from investment operations
      --------------------------------------------------------------------

      Expenses in excess of income                           -0.10
      --------------------------------------------------------------------

      Net realized and unrealized loss on investments        -3.07
      --------------------------------------------------------------------

      Total from investment operations                       -3.17
      --------------------------------------------------------------------

      Net asset value, end of period                         $6.83
      --------------------------------------------------------------------

      Total investment return/2/                            -31.70%
      --------------------------------------------------------------------

      Supplemental data and ratios:
      --------------------------------------------------------------------

      Net assets, end of period (000s)                        $408
      --------------------------------------------------------------------
      Ratios to average net assets:
      --------------------------------------------------------------------

        Expenses in excess of income                         -1.50%/3/
      --------------------------------------------------------------------

        Expenses after waivers and/or reimbursements          2.05%/3/
      --------------------------------------------------------------------

        Expenses before waivers and/or reimbursements         6.30%/3/
      --------------------------------------------------------------------

      Portfolio turnover rate                                  219%
      --------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return does not reflect sales charges.

/3/ Annualized.

                     Scudder Growth Opportunity Fund -- Class A, B and C  |  35

Class C shares

(for a share outstanding throughout each period)


                                                        For the Period
                                                      December 29, 2000/1/
                                                            through
                                                      September 30, 2001

      Per share operating performance:
      --------------------------------------------------------------------
      Net asset value, beginning of period                  $10.00
      --------------------------------------------------------------------
      Income from investment operations
      --------------------------------------------------------------------
      Expenses in excess of income                           -0.10
      --------------------------------------------------------------------
      Net realized and unrealized loss on investments        -3.07
      --------------------------------------------------------------------
      Total from investment operations                       -3.17
      --------------------------------------------------------------------
      Net asset value, end of period                         $6.83
      --------------------------------------------------------------------
      Total investment return/2/                            -31.70%
      --------------------------------------------------------------------

      Supplemental data and ratios:
      --------------------------------------------------------------------
      Net assets, end of period (000s)                        $342
      --------------------------------------------------------------------
      Ratios to average net assets:
        Expenses in excess of income                         -1.50%/3/
      --------------------------------------------------------------------
        Expenses after waivers and/or reimbursements          2.05%/3/
      --------------------------------------------------------------------
        Expenses before waivers and/or reimbursements         6.30%/3/
      --------------------------------------------------------------------
      Portfolio turnover rate                                  219%
      --------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return does not reflect sales charges.

/3/ Annualized.

36  |  Scudder Growth Opportunity Fund -- Class A, B and C

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

[LOGO] SCUDDER INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                     Growth Opportunity Fund -- CUSIP#
                     Class A Shares             251.555.884
                     Class B Shares             251.555.835
                     Class C Shares             251.555.827
                                                811-8227

[GRAPHIC]


  Printed on recycled paper.  (08/19/02) SGROF-1

                                    [GRAPHIC]



                 Class A, B and C Shares
Prospectus

                     January 1, 2002, as revised August 19, 2002

                Scudder Global Biotechnology Fund


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

Global Biotechnology Fund --Class A, B and C

                      Overview of the Global
                      Biotechnology Fund

                       3  Goal

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       5  Who Should Consider Investing
                          in the Fund

                       6  Fund Performance

                       7  Fund Fees and Expenses

                      A Detailed Look at the Global
                      Biotechnology Fund

                       8  Objective

                       8  Strategy

                       8  Principal Investments

                       9  Investment Process

                       10  Other Investments

                       10  Risks

                       13  Additional Performance
                           Information--Similar Fund

                       15  Management of the Fund

                       18  Organizational Structure

                       18  Administrator

                       How to Invest in the Fund

                       20  Choosing a Share Class

                       25  How to Buy Shares

                       26  How to Exchange or Sell Shares

                       27  Policies You Should Know About

                       33  Performance Information

                       33  Other Rights We Reserve

                       34  Understanding Distributions
                           and Taxes

                       37  Financial Highlights

Overview of the Global Biotechnology Fund --
 Class A, B and C

Goal: The Fund invests to maximize total return.

Core Strategy: The Fund invests primarily in equity securities of biotechnology companies of any size, located in the US and abroad.

Investment Policies and Strategies: The Fund seeks to achieve its goal by investing primarily in equity securities of companies that the Fund expects will benefit from their involvement in the biotechnology industry. These companies may be located in the US and abroad and may have operations in more than one country. Investments abroad will be substantially in developed countries. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare and agricultural- and industrial-oriented companies.

The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the biotechnology sector. The Fund seeks to identify and invest early in promising opportunities within the sector and generally pursues a 'buy and hold' investment strategy.

                    Scudder Global Biotechnology Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stocks held by the Fund could perform poorly.

         . The stock market could perform poorly in one or more of the countries in which the Fund invests.

         Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

         . Regulatory or technological changes in the biotechnology industry may affect the Fund because it concentrates its investments in biotechnology companies. The Fund's value may fluctuate more than diversified investment portfolios.

         . Small and medium-sized company stock returns could trail stock market returns generally because of risks specific to small and medium-sized company investing such as greater share-price volatility and fewer buyers for shares in periods of economic or stock market stress.

         . Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings could affect overall performance more than if the Fund were diversified.

         Further, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests. For example:

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.

         . Since the Fund may invest a significant portion of its assets in a particular foreign country or geographic region, it could be particularly susceptible to the effects of political and economic developments in that country or region.

         . Foreign accounting and reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.

4  |  Scudder Global Biotechnology Fund -- Class A, B and C

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment itself to US investors. The Fund may seek to hedge against this risk.

         . Economies in countries with emerging securities markets are more volatile than those of developed countries and are subject to sudden reversals.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking total return over the long term and you are willing to accept the short-term and long-term risks and uncertainties of investing in the common stocks of companies in the biotechnology industry located in the US and abroad. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal or cannot tolerate fluctuations in the value of your investments.

         This Prospectus describes Class A shares, Class B shares and Class C shares of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class'). The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares from the Fund directly through the Fund's transfer agent.

         The Fund itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities in the biotechnology sector in the US and abroad. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    Scudder Global Biotechnology Fund -- Class A, B and C  |  5

Fund Performance

The Fund does not have performance information for an entire calendar year. However, the Fund has an investment objective and policies that are substantially similar to those of a mutual fund organized in Germany and managed by the same portfolio managers who manage the Fund. See the section entitled 'Additional Performance Information--Similar Fund' for more information.

Shareholder Fees                                Class A     Class B     Class C
(fees paid directly from your investment)       Shares      Shares      Shares
                                                Initial    Deferred    Deferred
                                                 Sales       Sales       Sales
                                                Charge      Charge      Charge
                                              Alternative Alternative Alternative
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)    5.75%/1/     None        None
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)          None/1/    4.00%/2/    1.00%/3/
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                              None        None        None
---------------------------------------------------------------------------------
Redemption Fee                                    None        None        None
---------------------------------------------------------------------------------
Exchange Fee                                      None        None        None
---------------------------------------------------------------------------------

/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')

/3/ You will pay a contingent deferred sales charge if you redeem your shares within one year after your purchase. (See the section entitled 'Choosing a Share Class--Class C shares.')

6  |  Scudder Global Biotechnology Fund -- Class A, B and C

Fund Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Biotechnology Fund.

Expense Example. You may use this hypothetical example to help you compare the cost of investing in each class of the Fund with other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and/or expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs are indicated in the table to the right of this paragraph.

Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Choosing a Share Class.') If you hold your shares for a long time, the combination of any initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
                                                   Class A     Class B     Class C
                                                   Shares      Shares      Shares
                                                   Initial    Deferred    Deferred
                                                    Sales       Sales       Sales
                                                   Charge      Charge      Charge
                                                 Alternative Alternative Alternative
Management Fees                                     0.85%       0.85%       0.85%
------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees            0.25%       0.75%       0.75%
------------------------------------------------------------------------------------
Other Expenses (including a 0.25% shareholder
servicing fee for Class B and Class C shares)/4/    5.29%       5.54%       5.54%
------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                6.39%       7.14%       7.14%
------------------------------------------------------------------------------------
Less: Fee Waivers and/or Expense
Reimbursements/5/                                  -4.89%      -4.89%      -4.89%
------------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                  1.50%       2.25%       2.25%
------------------------------------------------------------------------------------

/4/ Because the Fund has not operated for a full fiscal year, these expenses are based on estimated amounts for the current fiscal year.

/5/ Investment Company Capital Corporation, in its capacity as Advisor and
    Administrator, has contractually agreed to waive its fees and/or reimburse expenses of the Fund through December 31, 2002, to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Annual Fund Operating Expenses.'

Expense Example

You would pay the following expenses if you redeemed your shares at the end of each period:
                                    1 Year                      3 Years
Class A Shares                       $719                        $1948
-------------------------------------------------------------------------------------------
Class B Shares                       $628                        $1963
-------------------------------------------------------------------------------------------
Class C Shares                       $328                        $1664
-------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:
                             1 Year               3 Years
Class A Shares                $719                 $1948
-----------------------------------------------------------------------
Class B Shares                $228                 $1664
-----------------------------------------------------------------------
Class C Shares                $228                 $1664
-----------------------------------------------------------------------

                    Scudder Global Biotechnology Fund -- Class A, B and C  |  7

A Detailed Look at the Global Biotechnology Fund --  Class A, B and C

Objective

         The Fund invests to maximize total return. While the Fund's investment advisor and sub-advisor (the 'Advisors') give priority to seeking the Fund's objective, they cannot offer any assurance of achieving the objective.

Strategy

         The Fund seeks to maximize total return by investing primarily in equity securities of companies that the Fund expects will benefit from their involvement in the biotechnology industry. These companies may be located in the US and abroad and may have operations in more than one country. Substantially all of the Fund's investments abroad will be in developed countries. The Fund considers a company or issuer to be of a particular country if it is headquartered or has its primary operations in that country.

         Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new products and apply new and innovative processes. For example, such processes could be used to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural- and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, companies with new and different products and strategies will likely be included in the industry over time.

Principal Investments

         Under normal market conditions, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in equity or equity-related securities of biotechnology companies. Equity or equity-related securities include common stocks, preferred stocks, American Depositary Receipts and Global Depositary Receipts.

8  |  Scudder Global Biotechnology Fund -- Class A, B and C

         The Fund may invest in companies of varying market capitalizations. The Fund generally expects that its holdings will include securities of 40-60 companies, but the Fund is not limited in the number of its holdings.

         The Fund may also participate in the Initial Public Offering ('IPO') market.

Investment Process

         The Fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the global biotechnology sector. The Fund's fundamental research seeks to identify attractive companies for investment by considering a variety of factors, including whether such companies appear to be poised to develop and exploit new technologies or participate in growth markets, or have a clear strategy, a focus on profitability, or an established brand name. The Fund will also assess factors such as company management, market position, and quality of scientific research and clinical trials underlying the company's products or services. No one characteristic or factor is determinative, and the analysis may differ by company and region. The Fund's due diligence includes reviewing publicly available scientific and clinical data underlying the company's products or services and interviewing physicians and scientific experts on such subjects.

         The Fund seeks to identify and invest early in promising opportunities within the biotechnology sector. For example, the Fund may invest in a company even before its product has been approved by applicable regulators, such as the US Food and Drug Administration, or is available for sale.

         Generally, the Fund pursues a 'buy and hold' investment strategy. However, the Fund will consider selling all or part of a security holding in circumstances the Advisors deem a sale is appropriate including:

         . the stock has reached an intermediate-term price objective, its outlook no longer seems sufficiently promising and a relatively more attractive stock emerges;

         . the issuer is experiencing deteriorating fundamentals or its fundamentals have changed substantially;

         . the company has experienced a fundamental shift in its core business processes and objectives; or

         . the Fund's portfolio needs to be rebalanced.

                    Scudder Global Biotechnology Fund -- Class A, B and C  |  9

Other Investments

         The Fund may invest in various instruments commonly known as 'derivatives' to protect its assets or increase its exposure to an asset class. The Fund primarily uses futures, options and forward currency transactions. The Advisors may use derivatives in circumstances where they believe derivatives offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

         Temporary Defensive Position. To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in cash or money market instruments, as the Advisors deem appropriate. The Fund may have cash positions of up to 100%. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Risks

         Set forth below are some of the prominent risks associated with international investing, as well as investing in general. Although the Advisors attempt both to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of an entire market, including the stocks held by the Fund.

--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options may be used as low-cost methods for gaining exposure to a particular securities market without investing directly in those securities.


Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against currency losses, or, where possible, to add to investment returns.

10  |  Scudder Global Biotechnology Fund -- Class A, B and C

         Stock Selection Risk. A risk that pervades all investing is the risk that the securities held by the Fund will decline in value.

         Concentration Risk. The Fund concentrates its investments in biotechnology companies. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the Fund's performance.

         Non-Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the overall performance of one or a small number of portfolio holdings could affect the overall performance more than if the Fund were diversified.

         Foreign Investing Risk. From time to time, foreign capital markets have exhibited more volatility than those in the US. Trading stocks on some foreign exchanges is inherently more difficult than trading in the US for reasons including:

         . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Fund invests, they may in the future.

         . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.

         . Liquidity Risk. Stocks that trade infrequently or in low volumes could be more difficult or more costly to buy or sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches the Fund's estimate of its value.

         . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  11

         . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign securities or the US dollar amount of income or gain received on these securities.

         Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

         Small and Medium-Sized Company Risk. To the extent the Fund invests in small and medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industry-wide reversals may have a greater impact on small and medium-sized companies since they lack a large company's financial resources. Finally, stocks of small and medium-sized companies are typically less liquid than stocks of large companies. Particularly when they are performing poorly, a small or medium-sized company's shares may be more difficult to sell.

         Secondary risks

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

         Futures and Options Risk. Although not one of its principal investment strategies, the Fund may invest in futures, options and forward

12 | Scudder Global Biotechnology Fund -- Class A, B and C currency transactions, which are types of derivatives. Risks associated with derivatives include:

         . the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

         . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

         . the risk that the Fund cannot sell the derivative because of an illiquid secondary market; and

         . the risk that the derivatives transaction could expose the Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

         There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

         If the Fund invests in forwards, futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risk than stock investments.

         IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the Fund so long as the Fund has a small asset base. The Fund may not experience a similar impact on its performance as its assets grow because it is unlikely the Fund will be able to obtain proportionately larger IPO allocations.

Additional Performance Information -- Similar Fund

         The Fund does not have performance information for an entire calendar year. However, the Fund's investment objective and policies are substantially similar to those of DWS Biotech-Atkien Typ O ('DWS Biotech-Atkien Typ O' or the 'German fund'), a mutual fund organized in Germany and managed by the same portfolio managers who manage the Fund. In managing the Fund, the Sub-

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  13

         Advisor will employ substantially the same investment policies and strategies.

         The performance data below lists the prior performance of DWS Biotech-Atkien Typ O, not the prior performance of the Fund. DWS Biotech-Atkien Typ O has substantially the same investment objective and policies of the Fund. This performance should not be considered an indication of future performance of the Fund. The data presented represents past performance results. Past performance does not guarantee future results.

       Performance for Periods             1/1/01   1 Year  8/31/1999/3/
                                           through  Ended     through
                                           9/30/01 12/30/00  12/31/00
       DWS Biotech-Atkien Typ O (USD)
       (unaudited)                         -38.62%  46.21%    74.17%
       -----------------------------------------------------------------
       MSCI World Index/1/                 -12.12% -13.18%     0.35%
       -----------------------------------------------------------------
       MSCI Bio-Technology Select Index/2/  -2.51%  53.45%    72.90%
       -----------------------------------------------------------------

        /1/ The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

        /2/ The MSCI Bio-Technology Select Index is an unmanaged index composed of 40 of the largest biotech securities that have an annual average daily trading volume of at least $10 million (USD). The index does not factor in the costs of buying, selling and holding securities--costs which are reflected in the Fund's results.

        /3/ Date of inception.

         The performance information shown has been calculated in accordance with the Securities and Exchange Commission's standardized formula, but excludes the impact of any sales charges. If sales charges were reflected, performance would have been lower.

         The performance information shown for DWS Biotech-Atkien Typ O is net of advisory fees and other expenses (after fee waivers and/or expense reimbursements) of Class A shares of the Global Biotechnology Fund. Additionally, the performance results reflect reinvestment of dividends and other earnings.

         To the extent that the German fund is not a registered investment company under the laws of the United States, it is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. The German fund, however, is subject to certain limitations and requirements imposed by German law.

14  |  Scudder Global Biotechnology Fund -- Class A, B and C

         Further, the German fund may hedge against currency risks applicable to German investors, while the Fund may hedge against currency risks applicable to US investors. Requiring the German fund to operate under the same circumstances applicable to the Fund may have affected the German fund's performance results.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of its shareholders.

         Investment Advisor and Sub-Advisor. Investment Company Capital Corporation ('ICCC' or the 'Advisor') is the investment advisor and DWS International Portfolio Management GmbH ('DWS International' or 'Sub-Advisor') is the sub-advisor to the Fund. (ICCC and DWS International collectively are referred to as the 'Advisors'.) The address for ICCC is One South Street, Baltimore, Maryland 21202. The address for DWS International is Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. These funds had approximately $11 billion of net assets as of September 30, 2001.

         ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of DWS International. DWS International is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

         As compensation for its services, ICCC is entitled to receive an annualized advisory fee (based upon the Fund's average daily net assets) in accordance with the following schedule:

                                                    Global
                                              Biotechnology Fund
               First $250 million                   0.85%
               -------------------------------------------------
               Next $250 million                    0.80%
               -------------------------------------------------
               Portion exceeding $500 million       0.75%
               -------------------------------------------------

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  15

         This fee will be computed daily and paid monthly. ICCC compensates DWS International out of its advisory fee.

         Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. ICCC also serves as the Fund's transfer agent ('Transfer Agent'). ICCC and DWS International are indirect wholly-owned subsidiaries of Deutsche Bank AG.

         DWS International is a direct wholly-owned subsidiary of Deutsche Asset Management Europe GmbH ('DeAM Europe'). DWS Investment GmbH ('DWS Investment') is also a direct wholly-owned subsidiary of DeAM Europe. The portfolio managers for the Fund are also portfolio managers for DWS Investment.

         Other DeAM Europe subsidiaries include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DeAM Europe and its subsidiaries are known in the financial markets as 'DWS Group', an Investment Group of Deutsche Bank.

         DeAm Europe subsidiaries have been widely recognized in Europe for the investment performance of the funds they manage. For example, DWS Group has received numerous awards from Standard and Poor's ('S&P')/Micropal for the performance of its mutual fund's company as a whole as well as the performance of both its individual funds and portfolio managers. In Germany, these awards include: 2000, best-performing mutual fund company for five-year period; 1999, best-performing mutual fund company for one- and five-year periods; 1998, best-performing mutual fund company for one-, three- and five-year periods; 1997, best-performing mutual fund company for three- and five-year periods; 1996, best-performing mutual fund company for three- and five-year periods; 1995, best-performing mutual fund company for one-, three- and five-year periods; and 1994, best-performing mutual fund company for one-, three- and five-year periods. For the year 2000, these awards were given to fund managers with above-average performance and at least 15 funds (including those that invest in European and North American equities) registered for sale in Germany.

         DWS Group was also named by S&P/Micropal as the 'best-performing mutual fund company' in three other European countries: Austria (2000, five- and 10-year period; 1999, one-, five- and

16  |  Scudder Global Biotechnology Fund -- Class A, B and C

         10-year periods, 1998, three- and five-year periods); France (2000, five-year period, 1999, one-, five- and 10-year periods, 1997, five-year period); and Switzerland (2000, five-year period). Deutsche Asset Management (United Kingdom) was also named the 'best-performing unit trust/OEIC company' in the United Kingdom in 1999 for the one- and five-year periods.

         In March 2000, S&P/Micropal selected Klaus Kaldemorgen, an 18-year veteran of DWS Group and its head of international equities, as its 'best international asset manager' for the second year in a row. At the same time, S&P/Micropal honored the DWS Vermogensbildungsfonds I fund, a mutual fund that invests internationally in promising sectors and corporations, as its 'best international equity fund,' also for the second consecutive year.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund:

         Michael Sistenich

         . Head of Healthcare Equities, DWS International Portfolio Management
           GmbH and Lead Manager of the Fund.

         . Joined the Sub-Advisor in 1997.

         . Over 4 years investment industry experience.

         . BSc. in Biochemistry from Oxford University (UK), with research in areas of Cancer and Multi-drug resistance.

         Klaus Kaldemorgen

         . Head of International Equities, DWS International Portfolio
           Management GmbH and Co-Manager of the Fund.

         . Joined the Sub-Advisor in 1982.

         . Over 18 years of investment industry experience.

         . Graduate degree in Economics from Johannes Gutenberg University
           (Germany).

         Chi-Tran Brandli

         . Fund Manager, DWS International Portfolio Management GmbH and
           Co-Manager of the Fund.

         . Joined the Sub-Advisor in 2000.

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  17

         . Prior to that, Financial Analyst, Parnassus Investment in San
           Francisco, 1998.

         . BA in Microbiology and Immunology, University of California-Berkeley.

         . Masters Degree in Economics/Finance, University of St. Gallen
           (Switzerland).

         . Research in Molecular Biology, University of California-San
           Francisco, Stanford University, and the Swiss Federal Institute of Technology.

         Dr. Sebastian Virchow

         . Fund Manager, DWS International Portfolio Management GmbH and
           Co-Manager of the Fund.

         . Joined the Sub-Advisor in 2000.

         . Dr. Med., Ludwig-Maximilian-University, Munich (Germany).

         . 7 years research experience in Pharmacology and Urology, University of Essen (Germany).

         Organizational Structure. The Fund is organized as a series of an open-end investment company that is organized as a Maryland corporation. The Fund currently invests its assets directly in securities. In the future, upon approval by a majority vote of the Board of Directors, the Fund may be reorganized into a master-feeder structure. The Fund would then become a 'feeder fund' investing all of its assets in a corresponding 'Master Portfolio.' Should the Directors approve the reorganization, the Fund and its Master Portfolio would have the same investment objective.

         Administrator. ICCC provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer agent ('Transfer Agent') and dividend disbursing agent and provides accounting services to the Fund.

18  |  Scudder Global Biotechnology Fund -- Class A, B and C

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  19

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

20  |  Scudder Global Biotechnology Fund -- Class A, B and C

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder Global Biotechnology Fund have a sales charge that varies with the amount you invest:

                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  21

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load, in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher

22  |  Scudder Global Biotechnology Fund -- Class A, B and C

         (and their performance correspondingly lower) than those of Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  23

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

24  |  Scudder Global Biotechnology Fund -- Class A, B and C

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
---------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


                   Scudder Global Biotechnology Fund -- Class A, B and C  |  25

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 30
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------

If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

26  |  Scudder Global Biotechnology Fund -- Class A, B and C

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


                   Scudder Global Biotechnology Fund -- Class A, B and C  |  27

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

28  |  Scudder Global Biotechnology Fund -- Class A, B and C

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  29

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

30  |  Scudder Global Biotechnology Fund -- Class A, B and C

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission

         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  31

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.

32  |  Scudder Global Biotechnology Fund -- Class A, B and C

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors. In such a case, the Fund's value for a security is likely to be different from the last quoted market prices.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time the Fund calculates its net asset value.

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already

                   Scudder Global Biotechnology Fund -- Class A, B and C | 33 been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

34  |  Scudder Global Biotechnology Fund -- Class A, B and C

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will

                   Scudder Global Biotechnology Fund -- Class A, B and C | 35 provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.

36  |  Scudder Global Biotechnology Fund -- Class A, B and C

Financial Highlights

The tables below provide a picture of the Fund's financial performance for the past fiscal period for Class A, Class B and Class C shares. The information selected reflects results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.
Class A shares


(for a share outstanding throughout each period)

                                                                        For the Period
                                                                       March 30, 2001/1/
                                                                           through
                                                                       August 31, 2001

Per share operating performance:
----------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $10.00
----------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------
Expenses in excess of income                                                 (0.03)
----------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currencies        0.64
----------------------------------------------------------------------------------------
Total from investment operations                                              0.61
----------------------------------------------------------------------------------------
Net asset value, end of period                                              $10.61
----------------------------------------------------------------------------------------
Total investment return/2/                                                    6.10%
----------------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                     $5,021
----------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------
Expenses in excess of income                                                 (0.62)%/3/
----------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements                                  1.50%/3/
----------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements                                 6.39%/3/
----------------------------------------------------------------------------------------
Portfolio turnover rate                                                         53%
----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return excludes the effect of sales charges.

/3/ Annualized.

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  37

Class B shares

(for a share outstanding throughout each period)

                                                                        For the Period
                                                                       March 30, 2001/1/
                                                                           through
                                                                       August 31, 2001

Per share operating performance:
----------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $10.00
----------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------
Expenses in excess of income                                                 (0.06)
----------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currencies        0.64
----------------------------------------------------------------------------------------
Total from investment operations                                              0.58
----------------------------------------------------------------------------------------
Net asset value, end of period                                              $10.58
----------------------------------------------------------------------------------------
Total investment return/2/                                                    5.80%
----------------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                      $382
----------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------
Expenses in excess of income                                                 (1.45)%/3/
----------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements                                  2.25%/3/
----------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements                                 7.14%/3/
----------------------------------------------------------------------------------------
Portfolio turnover rate                                                         53%
----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return excludes the effect of sales charges.

/3/ Annualized.

38  |  Scudder Global Biotechnology Fund -- Class A, B and C

Class C shares

(for a share outstanding throughout each period)

                                                                        For the Period
                                                                       March 30, 2001/1/
                                                                           through
                                                                       August 31, 2001

Per share operating performance:
----------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $10.00
----------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------
Expenses in excess of income                                                 (0.06)
----------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currencies        0.64
----------------------------------------------------------------------------------------
Total from investment operations                                              0.58
----------------------------------------------------------------------------------------
Net asset value, end of period                                              $10.58
----------------------------------------------------------------------------------------
Total investment return/2/                                                    5.80%
----------------------------------------------------------------------------------------

Supplemental data and ratios:
----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                       $279
----------------------------------------------------------------------------------------
Ratios to average net assets:
----------------------------------------------------------------------------------------
Expenses in excess of income                                                 (1.37)%/3/
----------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements                                  2.25%/3/
----------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements                                 7.14%/3/
----------------------------------------------------------------------------------------
Portfolio turnover rate                                                         53%
----------------------------------------------------------------------------------------

/1/ Commencement of operations.

/2/ Total return excludes the effect of sales charges.

/3/ Annualized.

                   Scudder Global Biotechnology Fund -- Class A, B and C  |  39

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management
SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                    Global Biotechnology Fund-- CUSIP#
                    Class A Shares              251.555.504
                    Class B Shares              251.555.603
                    Class C Shares              251.555.702
                                                811-8227

                                    [GRAPHIC]


  Printed on recycled paper.  (08/19/02) SGBIOF-1

                        Supplement dated August 19, 2002

to the Statement of Additional Information dated February 1, 2002 for the following Fund:


Deutsche Investors Funds, Inc.
      Growth Opportunity Fund

Effective August 19, 2002, the following supplements the Statement of Additional Information dated February 1, 2002:

The legal name of the Fund is:                   The Fund will also be known as:

Growth Opportunity Fund                          Scudder Growth Opportunity Fund

Effective August 19, 2002, the following supplements the Statement of Additional Information dated February 1, 2002:

      The address for Investment Company Capital Corporation, the Fund's transfer agent (`Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105


Effective August 19, 2002, the following supplements the `General Information and History' Section of the Statement of Additional Information dated February 1, 2002:

      Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of the Fund, but results in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund.

Effective August 19, 2002, the following supplements the `Distribution of Fund Shares' Section of the Statement of Additional Information for dated February 1, 2002:

      Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors,

          Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the `Distribution of Fund Shares' and `Brokerage' Sections of the Statement of Additional Information for dated February 1, 2002:

          In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces the `Subscriptions' and `Redemptions' Sub-Sections of the `Valuation of Shares, Subscriptions and Redemptions' Section in their entirety in the Statement of Additional Information dated February 1, 2002:

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are distributed by SDI. The Fund offers the classes of shares set forth in the `General Information and History' Section of this Statement of Additional Information. General information on how to buy shares of the Fund is set forth in `Buying and Selling Fund shares' in the Fund's Prospectuses. The following supplements that information.

Class A, B, and C shares

Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares are sold subject to an annual Rule 12b-1 distribution fee of 0.25%. Class B shares and Class C shares are sold subject to an annual Rule 12b-1 distribution fee of 0.75%. Class B and C shares are also subject to an annual 0.25% shareholder servicing fee. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. The Fund may waive the minimum for purchases by a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Purchase of Class A, B and C Shares

Investors may invest in the Fund's Class A, B and C shares by establishing a shareholder account directly with the Fund's Transfer Agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent.

Alternative Purchase Arrangements

Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and shareholder servicing fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                           Annual 12b-1
                                                         Distribution Fee
                                                        (as a % of average
                           Sales Charge                  daily net assets)               Other Information
                           ------------                  -----------------               -----------------
Class A       Maximum initial sales charge of 5.75%           0.25%           Initial sales charge waived or reduced
              of the public offering price*                                   for certain purchases

Class B       Maximum contingent deferred sales               0.75%           Class B shares also deduct a 0.25%
              charge of 4% of redemption proceeds;                            shareholder servicing fee from Class
              declines to zero after six years                                assets each year.  Class B shares
                                                                              convert to Class A shares six years
                                                                              after issuance

Class C       Contingent deferred sales charge of             0.75%           Class C shares also deduct a 0.25%
              1% of redemption proceeds for                                   shareholder servicing fee from Class
              redemptions made during first year                              assets each year.  Class C shares do
              after purchase                                                  not have a conversion feature.


* Class A shares purchased at net asset value under the `Large Order NAV Purchase Privilege' may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

Due to the desire of the Company's management to afford ease of redemption, certificates will not be issued to indicate ownership of the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth on the next page.

                                                                          Sales Charge
                                                                          ------------

                                                  As a                                    Allowed to Dealers
Amount of Purchase                            Percentage of        As a Percentage of        As a Percentage
------------------                           Offering Price        Net Asset Value*         of Offering Price
                                                 --------------    ----------------         -----------------
Less than $50,000                                5.75%                   6.10%                    5.20%
$50,000 but less than $100,000                   4.50%                   4.71%                    4.00%
$100,000 but less than $250,000                  3.50%                   3.63%                    3.00%
$250,000 but less than $500,000                  2.60%                   2.67%                    2.25%
$500,000 but less than $1 million                2.00%                   2.04%                    1.75%
$1 million and over                              0.00%**                 0.00%**                  0.00%***

*     Rounded to the nearest one-hundredth percent.

**    Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by SDI as discussed below.

The Fund receives the entire net asset value of all its Class A shares sold. SDI, the Fund's Distributor, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased without sales charges by: (a) any purchaser provided that the amount invested in such Fund or other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' totals at least $1,000,000 including purchases of Class A shares pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features;' (the `Large Order NAV Purchase Privilege'); or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege.'

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund without sales charges in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

         Compensation Schedule #1/(1)/                Compensation Schedule #2/(2)/       Compensation Schedule #3/(2)(3)/
         -----------------------------                -----------------------------       --------------------------------

                                        As a                             As a
                                     Percentage                       Percentage                             As a
                                        of                             of Net                             Percentage
                                     Net Asset      Amount of           Asset            Amount of          of Net
Amount of Shares Sold                  Value       Shares Sold          Value           Shares Sold       Asset Value
---------------------                  -----       -----------          -----           -----------       -----------
$1 million to $5 million               1.00%        Under $15           0.75%             Over $15        0.25-0.50%
                                                     million                              million

Over $5 million to $50 million         0.50%           --                 --                 --                --

Over $50 million                       0.25%           --                 --                 --                --

 (1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other funds listed under `Special Features -- Class A Shares -- Combined Purchases,' including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from

         `Compensation Schedule #2' to `Compensation Schedule #3' is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of the Fund without sales charges under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund or of any other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' may be purchased without sales charges in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase without sales charges under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed without sales charges pursuant to this privilege specifically identifying the purchaser as a member of the `Tabankin Class.' Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares without sales charges pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund without sales charges under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund may be purchased without sales charges in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of up to 0.50% of the amount of Class A shares purchased.

Class A shares may be sold without sales charges in any amount to: (a) a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the funds; (b) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a); (c) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (d) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold without sales charges in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase the Fund's Class A shares without sales charges hereunder. Class A shares may be sold without sales charges in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares without sales charges through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold without sales charges through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares without sales charges in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

The sales charge scale is applicable to purchases made at one time by any `purchaser' which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares.'

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See `Distribution of Fund Shares.'

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares.' SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See `Distribution of Fund Shares' Section.

Purchase of Institutional Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. These minimum amounts may be changed at any time in management's discretion. Investors may invest in Institutional Class shares by setting up an account directly with the Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

         Your redemption is for greater than $100,000 worth of shares,

         Your account registration has changed within the last 15 days,

         The check is being mailed to a different address than the one on your account (record address),

         The check is being made payable to someone other than the account owner(s),

         The redemption proceeds are being transferred to a fund account with a different registration, or

         You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Which Arrangement Is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors alone with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will not be accepted with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Transfer Agent (Flex Plans). Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares without sales charges when the combined subaccount value in the Fund or other Eligible Funds or other plan investments listed under `Special Features -- Class A shares -- Combined Purchases' is in excess of $5 million including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features.' For purposes of redirecting contributions, Flex Plan values will be calculated annually.

Flex Plans that satisfy each of the conditions described below may direct the Transfer Agent to convert plan assets invested in Class B shares to Class A shares without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Transfer Agent; (2) the plan must have elected to purchase Class A shares of the Eligible Funds without sales charges for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Transfer Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Transfer Agent in order to convert plan assets from Class B shares to Class A shares.

Flex Plans set-up after October 1, 2002 will automatically begin purchasing Class A shares without sales charges once the Flex Plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex Plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with assets over $1 million must begin purchasing Class A shares.

For more information about these sales arrangements, consult your financial representative or the Transfer Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares without sales charges, see `Purchase and Redemption of Shares - Initial Sales Charge Alternative' and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see `Special Features -- Class A Shares -- Combined Purchases.' Financial services firms may receive different compensation depending upon which class of shares they sell. Institutional Class shares are available to certain eligible investors, as described in the relevant prospectus.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by SDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A `Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

The Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased without sales charges under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see `Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares'), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class B Shares' below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class C Shares' below).

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see `Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under `General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see `Valuation of Shares, Subscriptions and Redemptions' Section, Valuation of Shares' Sub-Section) and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the accountholder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. Note a shareholder who redeems Class A shares also may be charged a short-term redemption fee if the Fund imposes a short-term redemption fee. (See `Policies About Transactions'
Section in the Fund's Prospectus.) The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Transfer Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

       Year of Redemption                         Contingent Deferred
       After Purchase                                 Sales Charge
       --------------                                 ------------

       First                                               4%
       Second                                              3%
       Third                                               3%
       Fourth                                              2%
       Fifth                                               2%
       Sixth                                               1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan (see `Special Features -- Automatic Withdrawal Plan' below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche or Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (limited to 12% of the net asset value of the account during the first year, see `Special Features -- Automatic Withdrawal Plan'); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any fund listed under `Special Features -- Class A Shares -- Combined Purchases' (other than shares of the Scudder Cash Reserves Fund or Scudder Cash Reserve Prime Shares purchased directly without sales charges) may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares of the Fund or of the listed funds under `Special Features -- Class A Shares -- Combined Purchases'. A shareholder of the Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see `Purchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares') or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, without sales charges in Class A shares of the Fund or of the funds listed under `Special Features -- Class A Shares -- Combined Purchases.' Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under `Special Features -- Exchange Privilege.' The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of the Fund's shares, the reinvestment in the same Fund may be subject to the `wash sale' rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

Although it is the Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Cash Reserve

Prime Shares (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund (to be renamed `Scudder High Income Fund' on or about October 7, 2002), Scudder High-Yield Opportunity Fund (to be renamed `Scudder High Income Opportunity Fund' on or about October 29, 2002), Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Flag Investors Value Builder Fund, Scudder Flag Investors Equity Partners Fund, Scudder Growth Opportunity Fund, Scudder Top 50 US Fund, Scudder International Equity Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Flag Investors Communications Fund, Scudder Global Biotechnology Fund, Scudder Real Estate Securities Fund, Scudder Fixed Income Fund, Scudder Micro Cap Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Japanese Equity Fund (`Scudder Funds'). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust (`Money Market Funds'), which are not considered a `Scudder Fund' for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Scudder Investments Service Company may include: (a) Money Market Funds as `Scudder Funds,' (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent (`Letter') provided by the SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Transfer Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an `accumulation credit' toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C, Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under `Special Features -- Class A Shares -- Combined Purchases' above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases' may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases,' which sells Class C shares, may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the `15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a `market-timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a `market timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts (`IRAs').

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (`Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to an automatic withdrawal plan. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting `preferential dividends' under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Effective August 19, 2002, replace the first paragraph of the `Valuation of Shares' Sub-Section in the `Valuation of Shares, Subscriptions and Redemptions'
Section in the Statement of Additional Information dated February 1, 2002 with the following:

                                 NET ASSET VALUE

         The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Effective August 19, 2002, insert the following new Section after the `Financial Statements' Section and before the Appendix in the Statement of Additional Information dated February 1, 2002:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See `Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

Growth Opportunity Fund                     Class A Shares:  21555884

                                            Class B Shares:  21555835

                                            Class C Shares:  21555827

The Scudder Growth Opportunity Fund has a fiscal year ending September 30th.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Fund has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund. If further information is desired with respect to the Fund reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Effective August 19 through September 2, 2002, the following supplements the section entitled `Code of Ethics' in the Statement of Additional Information dated February 1, 2002:

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the section entitled `Code of Ethics' in the Statement of Additional Information dated February 1, 2002:

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Information Concerning Directors and Officers' Sub-Section of the `Management of the Fund' Section of the Statement of Additional Information dated February 1, 2002:

         On July 30, 2002, the shareholders of the Fund and the Corporation approved the election of new Directors and executive officers. The following information is provided for each Director and officer.

                             DIRECTORS AND OFFICERS

                                                                                                                   Number of
                            Position with the                                                                      Funds in the
                            Corporation and                                                                        Fund Complex
                            Length of Time              Business Experience and Directorships During the           to be Overseen
Name and Birth Date         Served                      Past 5 Years                                               by Director/1/

Independent
Directors
---------
Richard R. Burt             Director since 1998.        Chairman, IEP Advisors, Inc. (July 1998 to present);              80
2/3/47                                                  Chairman of the Board, Weirton Steel Corporation/2/
                                                        (April 1996 to present); Member of the Board,
                                                        Hollinger International, Inc./2/ (publishing) (1995 to
                                                        present), HCL Technologies Limited (information
                                                        technology) (April 1999 to present), UBS Mutual
                                                        Funds (formerly known as Brinson and Mitchell
                                                        Hutchins families of funds) (1995 to present)
                                                        (registered investment companies); and Member,
                                                        Textron Inc./2/ International Advisory Council (July
                                                        1996 to present). Formerly, Partner, McKinsey &
                                                        Company (consulting) (1991-1994) and US Chief
                                                        Negotiator in Strategic Arms Reduction Talks
                                                        (START) with former Soviet Union and US
                                                        Ambassador to the Federal Republic of Germany
                                                        (1985-1991); Member of the Board, Homestake
                                                        Mining/2/ (mining and exploration) (1998-February
                                                        2001), Archer Daniels Midland Company/2/
                                                        (agribusiness operations) (October 1996-June 2001)
                                                        and Anchor Gaming (gaming software and equipment)
                                                        (March 1999-December 2001).

S. Leland Dill              Director since 2002.        Trustee, Phoenix Zweig Series Trust (since September              78
3/28/30                                                 1989), Phoenix Euclid Market Neutral Funds (since
                                                        May 1998) (registered investment companies); Retired
                                                        (since 1986). Formerly, Partner, KPMG Peat Marwick
                                                        (June 1956-June 1986); Director, Vintners
                                                        International Company Inc. (June 1989-May 1992),
                                                        Coutts (USA) International (January 1992-March
                                                        2000), Coutts Trust Holdings Ltd., Coutts Group
                                                        (March 1991-March 1999) and General Partner, Pemco
                                                        (investment company) (June 1979-June 1986).

Martin J. Gruber            Director since 2002.        Nomura Professor of Finance, Leonard N. Stern School              79
7/15/37                                                 of Business, New York University (since 1964);
                                                        Trustee, CREF (since 2000); Director, S.G. Cowen
                                                        Mutual Funds (1985-2001), Japan Equity Fund, Inc.
                                                        (since 1992), Thai Capital Fund, Inc. (2000 to present)
                                                        and Singapore Fund, Inc. (since 2000) (registered
                                                        investment companies)

..

                                                                                                                   Number of
                            Position with the                                                                      Funds in the
                            Corporation and                                                                        Fund Complex
                            Length of Time              Business Experience and Directorships During the           to be Overseen
Name and Birth Date         Served                      Past 5 Years                                               by Director/1/
Richard J. Herring          Director since 2002.        Jacob Safra Professor of International Banking and               78
2/18/46                                                 Professor, Finance Department, The Wharton School,
                                                        University of Pennsylvania (since 1972); Director,
                                                        Lauder Institute of International Management Studies
                                                        (since 2000); Co-Director, Wharton Financial
                                                        Institutions Center (since 2000) and Vice Dean and
                                                        Director, Wharton Undergraduate Division (1995-
                                                        2000).

Joseph R. Hardiman          Director since 2000.        Private Equity Investor (1997 to present); Director,             76
5/27/37                                                 Soundview Technology Group Inc. (investment
                                                        banking) (July 1998 to present), Corvis Corporation/2/
                                                        (optical networking equipment) (July 2000 to present),
                                                        Brown Investment Advisory & Trust Company
                                                        (investment advisor) (February 2001 to present), The
                                                        Nevis Fund (registered investment company) (July
                                                        1999 to present), and ISI Family of Funds (registered
                                                        investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp./2/ (medical
                                                        instruments) (November 1998-January 1999);
                                                        President and Chief Executive Officer, The National
                                                        Association of Securities Dealers, Inc. and The
                                                        NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated
                                                        (now Deutsche Bank Securities Inc.) (1985-1987) and
                                                        General Partner, Alex. Brown & Sons Incorporated
                                                        (now Deutsche Bank Securities Inc.) (1976-1985).

Graham E. Jones             Director since 2002.        Senior Vice President, BGK Properties, Inc.                      78
1/31/33                                                 (commercial real estate) (since 1995); Trustee, 8 open-
                                                        end mutual funds managed by Weiss, Peck & Greer
                                                        (since 1985) and Trustee of 22 open-end mutual funds
                                                        managed by Sun Capital Advisers, Inc. (since 1998).

Rebecca W. Rimel            Director since 2000.        President and Chief Executive Officer, The Pew                   78
4/10/51                                                 Charitable Trusts (charitable foundation) (1994 to
                                                        present). Formerly, Executive Director, The Pew
                                                        Charitable Trusts (1988 to 1994); Director, ISI Family
                                                        of Funds (registered investment companies) (1997 to
                                                        1999); and Director and Executive Vice President, The
                                                        Glenmede Trust Company (investment trust and wealth management)
                                                        (1994 to 2000).

                            Position with the                                                                      Funds in the
                            Corporation and                                                                        Fund Complex
                            Length of Time              Business Experience and Directorships During the           to be Overseen
Name and Birth Date         Served                      Past 5 Years                                               by Director/1/
Philip Saunders, Jr.        Director since 2002.        Principal, Philip Saunders Associates (Economic and              78
10/11/35                                                Financial Consulting) (since 1998).  Formerly, Director,
                                                        Financial Industry Consulting, Wolf & Company (1987-1988);
                                                        President, John Hancock Home Mortgage Corporation (1984-
                                                        1986); Senior Vice President of Treasury and Financial
                                                        Services, John Hancock Mutual Life Insurance Company, Inc.
                                                        (1982-1986).

William N. Searcy           Director since 2002.        Pension & Savings Trust Officer, Sprint Corporation/2/           78
9/3/46                                                  (telecommunications) (since 1989); Trustee of 22 open-end
                                                        mutual funds managed by Sun Capital Advisers, Inc. (since
                                                        1998).

Robert H. Wadsworth         Director since 1997.        President, Robert H. Wadsworth Associates, Inc. (consulting      81
1/29/40                                                 firm) (1982 to present); President and Director, Trust for
                                                        Investment Managers (registered investment company) (1999
                                                        to present).  Formerly, President, Investment Company
                                                        Administration, L.L.C. (1992*-July 2001); President,
                                                        Treasurer and Director, First Fund Distributors, Inc.
                                                        (1990-January 2002); Vice President, Professionally
                                                        Managed Portfolios (1999-2002) and Advisors Series Trust
                                                        (1997-2002) (registered investment companies); and
                                                        President, Guinness Flight Investment Funds, Inc.
                                                        (registered investment companies).
                                                        * Inception date of the corporation which was the
                                                          predecessor to the LLC.
Interested Director

Richard T. Hale/3/          Director and President      Managing Director, Deutsche Bank Securities Inc. (formerly       78
7/17/45                     since 2000.                 Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                                                        Management (1999 to present); Director and President,
                                                        Investment Company Capital Corp. (registered investment
                                                        advisor) (1996 to present); President, DB Hedge Strategies
                                                        Fund LLC (registered investment company) (June 2002 to
                                                        present); Director, Deutsche Global Funds, Ltd. (2000 to
                                                        present), CABEI Fund (2000 to present), North  American
                                                        Income Fund (2000 to present) (registered investment
                                                        companies); Vice President, Deutsche Asset Management, Inc.
                                                        (2000 to present). Chartered Financial  Analyst. Formerly,
                                                        Director, ISI Family of Funds (registered investment
                                                        companies) (1992-1999).



Name and Birth Date         Position with the           Business Experience and Directorships During the
                            Corporation and Length of   Past 5 Years
                            Time Served
Officers
--------

Richard T. Hale             President since 2000.       See information provided under Interested Director.
7/17/45

Amy M. Olmert               Secretary since 1999.       Director, Deutsche Asset Management (January 1999 to
5/14/63                                                 present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).

Charles A. Rizzo            Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant.  Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Assistant Secretary since   Managing Director, Deutsche Asset Management (2002 to
3/27/54                     1999.                       present) and Director, Global Funds Ltd. (2002 to
                                                        present).  Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                     Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                            2002.                       Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

----------
1 As of July 30, 2002, the total number of Funds in the Fund Complex is 84.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Mr. Hale is a director who is an `interested person' within the meaning of
  Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.


Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

                        Supplement dated August 19, 2002
    to the Statement of Additional Information dated January 1, 2002 for the following fund:

Deutsche Investors Funds, Inc.
         Global Biotechnology Fund

The following supplements the Statement of Additional Information dated January 1, 2002:

The legal name of the Fund is:                 The Fund will also be known as:

Global Biotechnology Fund                      Scudder Global Biotechnology Fund


Effective August 19, 2002, the following supplements the Statement of Additional Information dated January 1, 2002:

         The address for Investment Company Capital Corporation, the Fund's transfer agent ('Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105



Effective August 19, 2002, the following supplements the `General Information and History' Section of the Statement of Additional Information dated January 1, 2002:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of the Fund, but results in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund.


Effective August 19, 2002, the following supplements the first paragraph of the 'How is the Fund Sold?' Section and the entire 'Distribution and Service Plans' Section of the Statement of Additional Information dated January 1, 2002:

         Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors,

         Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.


Effective August 19, 2002, the following supplements the `Brokerage Transactions' Section of the Statement of Additional Information dated January 1, 2002:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


Effective August 19, 2002, the following replaces in their entirety 'Subscriptions,' `Purchasing through an Investment Professional' and `Redemption' Sub-Sections of the `How Are the Funds Sold?' Section in the Statement of Additional Information dated January 1, 2002:


Purchase and Redemption of Shares


Shares of the Fund are distributed by SDI. The fund offers three classes of shares, Class A, B and C. General information on how to buy shares of the Fund is set forth in `Buying and Selling Fund shares' in the Fund's Prospectuses. The following supplements that information.

Class A, B, and C shares

Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares are sold subject to an annual Rule 12b-1 distribution fee of 0.25%. Class B shares and Class C shares are sold subject to an annual Rule 12b-1 distribution fee of 0.75%. Class B and C shares are also subject to an annual 0.25% shareholder servicing fee. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. The fund may waive the minimum for purchases by a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Purchase of Class A, B and C Shares

Investors may invest in the Fund's Class A, B and C shares by establishing a shareholder account directly with the Fund's Transfer Agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent.

Alternative Purchase Arrangements

Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and shareholder servicing fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                        Annual 12b-1
                                                      Distribution Fee
                                                     (as a % of average
                        Sales Charge                  daily net assets)               Other Information
                        ------------                  ----------------                -----------------

Class A     Maximum initial sales charge of 5.75%           0.25%           Initial sales charge waived or reduced
            of the public offering price*                                   for certain purchases

Class B     Maximum contingent deferred sales               0.75%           Class B shares also deduct a 0.25%
            charge of 4% of redemption proceeds;                            shareholder servicing fee from Class
            declines to zero after six years                                assets each year.  Class B shares
                                                                            convert to Class A shares six years
                                                                            after issuance


Class C     Contingent deferred sales charge of             0.75%           Class C shares also deduct a 0.25%
            1% of redemption proceeds for                                   shareholder servicing fee from Class
            redemptions made during first year                              assets each year.  Class C shares do
            after purchase                                                  not have a conversion feature.

* Class A shares purchased at net asset value under the `Large Order NAV Purchase Privilege' may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

Due to the desire of the Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership of the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth on the next page.

                                                              Sales Charge
                                                              ------------
                                          As a                                 Allowed to Dealers
                                      Percentage of     As a Percentage of      As a Percentage
Amount of Purchase                    Offering Price     Net Asset Value*      of Offering Price
------------------                    --------------     ----------------      -----------------
Less than $50,000                         5.75%               6.10%                    5.20%
$50,000 but less than $100,000            4.50%               4.71%                    4.00%
$100,000 but less than $250,000           3.50%               3.63%                    3.00%
$250,000 but less than $500,000           2.60%               2.67%                    2.25%
$500,000 but less than $1 million         2.00%               2.04%                    1.75%
$1 million and over                       0.00%**             0.00%**                  0.00%***


*   Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*** Commission is payable by SDI as discussed below.

The Fund receives the entire net asset value of all its Class A shares sold. SDI, the Fund's Distributor, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased without sales charges by: (a) any purchaser provided that the amount invested in such Fund or other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' totals at least $1,000,000 including purchases of Class A shares pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features;' (the `Large Order NAV Purchase Privilege'); or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege.'

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund without sales charges in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1/(1)/               Compensation Schedule #2/(2)/      Compensation Schedule #3/(2)(3)/
           -----------------------------               -----------------------------      --------------------------------
                                       As a                                As a                            As a
                                   Percentage of                       Percentage of                    Percentage
                                    Net Asset          Amount of         Net Asset       Amount of        of Net
Amount of Shares Sold                 Value           Shares Sold          Value        Shares Sold     Asset Value
---------------------                 ------          -----------          -----        -----------     -----------

$1 million to $5 million               1.00%           Under $15            0.75%        Over $15        0.25-0.50%
                                                        million                          million
Over $5 million to $50 million         0.50%              --                 --             --               --

Over $50 million                       0.25%              --                 --             --               --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other funds listed under `Special Features -- Class A Shares -- Combined Purchases,' including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from `Compensation Schedule #2' to `Compensation Schedule #3' is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of the Fund without sales charges under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund or of any other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' may be purchased without sales charges in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase without sales charges under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed without sales charges pursuant to this privilege specifically identifying the purchaser as a member of the `Tabankin Class.' Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares without sales charges pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund without sales charges under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund may be purchased without sales charges in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of up to 0.50% of the amount of Class A shares purchased.

Class A shares may be sold without sales charges in any amount to: (a) a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the funds; (b) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a); (c) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (d) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold without sales charges in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase the Fund's Class A shares without sales charges hereunder. Class A shares may be sold without sales charges in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares without sales charges through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold without sales charges through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The fund may also issue Class A shares without sales charges in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

The sales charge scale is applicable to purchases made at one time by any `purchaser' which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares.'

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See `Distribution of Fund Shares.'

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares.' SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See `Distribution and Service Plans.'

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     Your redemption is for greater than $100,000 worth of shares,

     Your account registration has changed within the last 15 days,

     The check is being mailed to a different address than the one on your account (record address),

     The check is being made payable to someone other than the account owner(s),

     The redemption proceeds are being transferred to a fund account with a different registration, or

     You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Which Arrangement Is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors alone with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will not be accepted with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Transfer Agent (Flex Plans). Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares without sales charges when the combined subaccount value in the Fund or other Eligible Funds or other plan investments listed under `Special Features -- Class A shares -- Combined Purchases' is in excess of $5 million including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features.' For purposes of redirecting contributions, Flex Plan values will be calculated annually.

Flex Plans that satisfy each of the conditions described below may direct the Transfer Agent to convert plan assets invested in Class B shares to Class A shares without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Transfer Agent; (2) the plan must have elected to purchase Class A shares of the Eligible Funds without sales charges for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Transfer Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Transfer Agent in order to convert plan assets from Class B shares to Class A shares.

Flex Plans set-up after October 1, 2002 will automatically begin purchasing Class A shares without sales charges once the Flex Plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex Plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with assets over $1 million must begin purchasing Class A shares.

For more information about these sales arrangements, consult your financial representative or the Transfer Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares without sales charges, see `Purchase and Redemption of Shares - Initial Sales Charge Alternative' and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see `Special Features -- Class A

Shares -- Combined Purchases.' Financial services firms may receive different compensation depending upon which class of shares they sell. Institutional Class shares are available to certain eligible investors, as described in the relevant prospectus.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by SDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `What Do Shares Cost?' Section) and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). The fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A `Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

The Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased without sales charges under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see `Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares'), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class B Shares' below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class C Shares' below).

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see `Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under `General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see `What Do Shares Cost' Section) and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at
(800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. Note a shareholder who redeems Class A shares also may be charged a short-term redemption fee if the Fund imposes a short-term redemption fee. (See `Policies About Transactions'
Section in the Fund's Prospectus.) The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Transfer Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

           Year of Redemption               Contingent Deferred
           After Purchase                      Sales Charge
           --------------                      ------------
           First                                    4%
           Second                                   3%
           Third                                    3%
           Fourth                                   2%
           Fifth                                    2%
           Sixth                                    1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan (see `Special Features -- Automatic Withdrawal Plan' below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche or Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (limited to 12% of the net asset value of the account during the first year, see `Special Features -- Automatic Withdrawal Plan'); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any fund listed under `Special Features -- Class A Shares -- Combined Purchases' (other than shares of the Scudder Cash Reserves Fund or Scudder Cash Reserve Prime Shares purchased directly without sales charges) may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares of the Fund or of the listed funds under `Special Features -- Class A Shares -- Combined Purchases'. A shareholder of the Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see `Purchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares') or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, without sales charges in Class A shares of the Fund or of the funds listed under `Special Features -- Class A Shares -- Combined Purchases.' Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under `Special Features -- Exchange Privilege.' The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of the Fund's shares, the reinvestment in the same Fund may be subject to the `wash sale' rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

Although it is the Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Cash Reserve Prime Shares (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund (to be renamed `Scudder High Income Fund' on or about October 7, 2002), Scudder High-Yield Opportunity Fund (to be renamed `Scudder High Income Opportunity Fund' on or about October 29, 2002), Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Flag Investors Value Builder Fund, Scudder Flag Investors Equity Partners Fund, Scudder Growth Opportunity Fund, Scudder Top 50 US Fund, Scudder International Equity Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Flag

Investors Communications Fund, Scudder Global Biotechnology Fund, Scudder Real Estate Securities Fund, Scudder Fixed Income Fund, Scudder Micro Cap Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Japanese Equity Fund (`Scudder Funds'). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust (`Money Market Funds'), which are not considered a `Scudder Fund' for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Scudder Investments Service Company may include: (a) Money Market Funds as `Scudder Funds,' (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent (`Letter') provided by the SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Transfer Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an `accumulation credit' toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C, Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under `Special Features -- Class A Shares -- Combined Purchases' above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases' may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases,' which sells Class C shares, may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the `15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a `market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a `market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts (`IRAs').

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (`Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to an automatic withdrawal plan. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting `preferential dividends' under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Effective August 19, 2002, replace the first paragraph of the `What Do Shares Cost?' Section in the Statement of Additional Information dated January 1, 2002 with the following:

                              WHAT DO SHARES COST?

         Market Values

         The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Effective August 19, 2002, insert the following as the last paragraph in the `What Do Shares Cost?' Section in the Statement of Additional Information dated January 1, 2002:

         When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value securities at their last reported price or at some other value.

Effective August 19, 2002, insert the following new Section after the `Financial Statements' Section and before the Appendix in the Statement of Additional Information dated January 1, 2002:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See `Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

Global Biotechnology Fund                      Class A Shares:  251555504

                                               Class B Shares:  251555603

                                               Class C Shares:  251555702


The Fund has a fiscal year ending August 31st.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Corporation has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Corporation. If further information is desired with respect to the Corporation, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Effective August 19 through September 2, 2002, the following paragraph supplements the `Code of Ethics' Section of the `Who Manages and Provides Services to the Funds?' Section in the Statement of Additional Information dated January 1, 2002:

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the `Code of Ethics' Section of the `Who Manages and Provides Services to the Funds?' Section in the Statement of Additional Information dated January 1, 2002:

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Officers and Board of Directors of the Corporation and Trustees of the Portfolios Trust' Sub-Section of the `Who Manages and Provides Services to the Funds?' Section of the Statement of Additional Information dated January 1, 2002:

         On July 31, 2002, the shareholders of the Fund and the Corporation approved the election of new Directors and executive officers. The following information is provided for each Director and officer.

                             DIRECTORS AND OFFICERS


                                                                                                                Number of Funds
                                                                                                                in the Fund
                            Position with the                                                                   Complex to be
                            Corporation and Length of   Business Experience and Directorships During the        Overseen by
Name and Birth Date         Time Served                 Past 5 Years                                            Director/1/

Independent Director

Richard R. Burt             Director since 1998.        Chairman, IEP Advisors, Inc. (July 1998 to present);        80
2/3/47                                                  Chairman of the Board, Weirton Steel Corporation/2/
                                                        (April 1996 to present); Member of the Board, Hollinger
                                                        International, Inc./2/ (publishing) (1995 to present),
                                                        HCL Technologies Limited (information technology)
                                                        (April 1999 to present), UBS Mutual Funds (formerly
                                                        known as Brinson and Mitchell Hutchins families of
                                                        funds) (1995 to present) (registered investment
                                                        companies); and Member, Textron Inc./2/ International
                                                        Advisory Council (July 1996 to present). Formerly,
                                                        Partner, McKinsey & Company (consulting)(1991-1994) and
                                                        US Chief Negotiator in Strategic Arms Reduction Talks
                                                        (START) with former Soviet Union and US Ambassador to
                                                        the Federal Republic of Germany (1985-1991); Member of
                                                        the Board, Homestake Mining/2/ (mining and exploration)
                                                        (1998-February 2001), Archer Daniels Midland Company/2/
                                                        (agribusiness operations) (October 1996-June 2001) and
                                                        Anchor Gaming (gaming software and equipment) (March
                                                        1999-December 2001).

S. Leland Dill              Director since 2002.        Trustee, Phoenix Zweig Series Trust (since September        78
3/28/30                                                 1989), Phoenix Euclid Market Neutral Funds (since May
                                                        1998)(registered investment companies); Retired (since
                                                        1986). Formerly, Partner, KPMG Peat Marwick (June 1956-
                                                        June 1986); Director, Vintners International Company
                                                        Inc. (June 1989-May 1992), Coutts (USA) International
                                                        (January 1992-March 2000), Coutts Trust Holdings Ltd.,
                                                        Coutts Group (March 1991-March 1999) and General
                                                        Partner, Pemco (investment company) (June 1979-June
                                                        1986).

Martin J. Gruber            Director since 2002.        Nomura Professor of Finance, Leonard N. Stern School of     79
7/15/37                                                 Business, New York University (since 1964); Trustee,
                                                        CREF (since 2000); Director, S.G. Cowen Mutual Funds
                                                        (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                                                        Capital Fund, Inc. (2000 to present) and Singapore Fund,
                                                        Inc. (since 2000) (registered investment companies).

                                                                                                                      Number of
                            Position with the                                                                         Funds in the
                            Corporation and                                                                           Fund Complex
                            Length of Time              Business Experience and Directorships During the              to be Overseen
Name and Birth Date         Served                      Past 5 Years                                                  by Director/1/

Richard J. Herring          Director since 2002.        Jacob Safra Professor of International Banking and                   78
2/18/46                                                 Professor, Finance Department, The Wharton School,
                                                        University of Pennsylvania (since 1972); Director, Lauder
                                                        Institute of International Management Studies (since 2000);
                                                        Co-Director, Wharton Financial Institutions Center (since
                                                        2000) and Vice Dean and Director, Wharton Undergraduate
                                                        Division (1995-2000).

Joseph R. Hardiman          Director since 2000.        Private Equity Investor (1997 to present); Director,                 76
5/27/37                                                 Soundview Technology Group Inc. (investment banking) (July
                                                        1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                        Advisory & Trust Company (investment advisor) (February
                                                        2001 to present), The Nevis Fund (registered investment
                                                        company) (July 1999 to present), and ISI Family of Funds
                                                        (registered investment companies) (March 1998 to present).
                                                        Formerly, Director, Circon Corp./2/(medical instruments)
                                                        (November 1998-January 1999); President and Chief Executive
                                                        Officer, The National Association of Securities Dealers,
                                                        Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                        Operating Officer of Alex. Brown & Sons Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1985-1987) and General
                                                        Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                        Securities Inc.) (1976-1985).

Graham E. Jones             Director since 2002.        Senior Vice President, BGK Properties, Inc. (commercial              78
1/31/33                                                 real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                        22 open-end mutual funds managed by Sun Capital Advisers,
                                                        Inc. (since 1998).



Rebecca W. Rimel            Director since 2000.        President and Chief Executive Officer, The Pew Charitable            78
4/10/51                                                 Trusts (charitable foundation) (1994 to present).
                                                        Formerly, Executive Director, The Pew Charitable Trusts
                                                        (1988 to 1994); Director, ISI Family of Funds (registered
                                                        investment companies) (1997 to 1999); and Director and
                                                        Executive Vice President, The Glenmede Trust Company
                                                        (investment trust and wealth management) (1994 to 2000).

                                                                                                                      Number of
                            Position with the                                                                         Funds in the
                            Corporation and                                                                           Fund Complex
                            Length of Time              Business Experience and Directorships During the              to be Overseen
Name and Birth Date         Served                      Past 5 Years                                                  by Director/1/

Philip Saunders, Jr.        Director since 2002.        Principal, Philip Saunders Associates (Economic and                  78
10/11/35                                                Financial Consulting) (since 1998).  Formerly, Director,
                                                        Financial Industry Consulting, Wolf & Company (1987-1988);
                                                        President, John Hancock Home Mortgage Corporation (1984-
                                                        1986); Senior Vice President of Treasury and Financial
                                                        Services, John Hancock Mutual Life Insurance Company, Inc.
                                                        (1982-1986).

William N. Searcy           Director since 2002.        Pension & Savings Trust Officer, Sprint Corporation/2/               78
9/3/46                                                  (telecommunications) (since 1989); Trustee of 22 open-end
                                                        mutual funds managed by Sun Capital Advisers, Inc. (since
                                                        1998).

Robert H. Wadsworth         Director since 1997.        President, Robert H. Wadsworth Associates, Inc. (consulting          81
1/29/40                                                 firm) (1982 to present); President and Director, Trust for
                                                        Investment Managers (registered investment company) (1999
                                                        to present).  Formerly, President, Investment Company
                                                        Administration, L.L.C. (1992*-July 2001); President,
                                                        Treasurer and Director, First Fund Distributors, Inc.
                                                        (1990-January 2002); Vice President, Professionally Managed
                                                        Portfolios (1999-2002) and Advisors Series Trust
                                                        (1997-2002) (registered investment companies); and
                                                        President, Guinness Flight Investment Funds, Inc.
                                                        (registered investment companies).

                                                        * Inception date of the corporation which was the
                                                        predecessor to the LLC.
Interested Director

Richard T. Hale/3/          Director and President      Managing Director, Deutsche Bank Securities Inc. (formerly           78
7/17/45                     since 2000.                 Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                                                        Management (1999 to present); Director and President,
                                                        Investment Company Capital Corp. (registered investment
                                                        advisor) (1996 to present); President, DB Hedge Strategies
                                                        Fund LLC (registered investment company) (June 2002 to
                                                        present); Director, Deutsche Global Funds, Ltd. (2000
                                                        to present), CABEI Fund (2000 to present), North American
                                                        Income Fund (2000 to present) (registered investment
                                                        companies); Vice President, Deutsche Asset Management, Inc.
                                                        (2000 to present). Chartered Financial Analyst. Formerly,
                                                        Director, ISI Family of Funds (registered investment
                                                        companies) (1992-1999).


Name and Birth Date         Position with the           Business Experience and Directorships During the
                            Corporation and Length of   Past 5 Years
                            Time Served
Officers

Richard T. Hale             President since 2000.       See information provided under Interested Director.
7/17/45

Amy M. Olmert               Secretary since 1999.       Director, Deutsche Asset Management (January 1999 to
5/14/63                                                 present); Certified Public Accountant (1989 to present).
                                                        Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                        Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                        (1992-1997).

Charles A. Rizzo            Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                                  present); Certified Public Accountant; Certified Management
                                                        Accountant. Formerly, Vice President and Department Head,
                                                        BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                        Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                        (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Assistant Secretary since   Managing Director, Deutsche Asset Management (2002 to
3/27/54                     1999.                       present) and Director, Global Funds Ltd. (2002 to
                                                        present).  Formerly, Director, Deutsche Asset Management
                                                        (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                        Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                        General Counsel, United States Securities and Exchange
                                                        Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                     Compliance Officer since    present). Formerly, Attorney, Great-West Life & Annuity
                            2002.                       Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                        Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                        Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                        Divisions of Enforcement and Corporation Finance,
                                                        Securities and Exchange Commission (1986-1994).

-----------
1    As of July 30, 2002, the total number of Funds in the Fund Complex is 84.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3    Mr. Hale is a director who is an `interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

                        Supplement dated August 19, 2002
    to the Statement of Additional Information dated January 1, 2002 for the following funds (each a `Fund')


Deutsche Investors Funds, Inc.
         Top 50 US Fund (formerly Flag Investors Top 50 US Fund)
         Top 50 World Fund (formerly Flag Investors Top 50 World)
         Top 50 Europe Fund (formerly Flag Investors Top 50 Europe)
         Top 50 Asia Fund (formerly Flag Investors Top 50 Asia)
         European Mid-Cap Fund (formerly Flag Investors European Mid-Cap Fund) Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund)

The following replaces first paragraph of the Statement of Additional Information dated January 1, 2002:

         Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.) (the `Corporation') is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information (`SAI') provides supplementary information pertaining to the above listed funds (each a `Fund'). On December 19, 2001, the Board of Directors voted to close the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, and European Mid-Cap Fund to new investments effective December 20, 2001. These funds were liquidated and closed on June 17, 2002.

The following supplements the Statement of Additional Information dated January 1, 2002:

The legal name of the Fund is:                   The Fund will also be known as:

Top 50 US Fund                                   Scudder Top 50 US Fund
Japanese Equity Fund                             Scudder Japanese Equity Fund


Effective August 19, 2002, the following supplements the Statement of Additional Information dated January 1, 2002:

          The address for Investment Company Capital Corporation, the Funds' transfer agent (`Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105

Effective August 19, 2002, the following supplements the `General Information and History' Section of the Statement of Additional Information dated January 1, 2002:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of each Fund, but results in modifications to the presentation of each Fund's prospectuses, periodic reports and other publications on behalf of each Fund.

Effective August 19, 2002, the following supplements the first paragraph of the `How are the Funds Sold?' section and the entire `Distribution and Service Plans' Section of the Statement of Additional Information dated January 1, 2002:

         Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the `Brokerage Transactions' Section of the Statement of Additional Information dated January 1, 2002:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces in their entirety the `Subscriptions' and `Purchasing Shares through an Investment Professional' Sub-Sections and the first two paragraphs of the `Redemption' Sub-Section of the `How Are the Funds Sold?' Section in the Statement of Additional Information dated January 1, 2002:

Purchase and Redemption of Shares

Shares of each Fund are distributed by SDI. Each Fund offers three classes of shares, Class A, B and C. General information on how to buy shares of each Fund is set forth in `Buying and Selling Fund shares' in each Fund's Prospectuses. The following supplements that information.

Class A, B, and C shares

Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares are sold subject to an annual Rule 12b-1 distribution fee of 0.25%. Class B shares and Class C shares are sold subject to an annual Rule 12b-1 distribution fee of 0.75%. Class B and C shares are also subject to an annual 0.25% shareholder servicing fee. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. Each Fund may waive the minimum for purchases by a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Purchase of Class A, B and C Shares

Investors may invest in each Fund's Class A, B and C shares by establishing a shareholder account directly with the Fund's Transfer Agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent.

Alternative Purchase Arrangements

Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and shareholder servicing fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                               Annual 12b-1
                                                             Distribution Fee
                                                            (as a % of average
                               Sales Charge                 daily net assets)                Other Information
                               ------------                 ------------------               -----------------

Class A           Maximum initial sales charge of 5.75%           0.25%           Initial sales charge waived or reduced
                  of the public offering price*                                   for certain purchases

Class B           Maximum contingent deferred sales               0.75%           Class B shares also deduct a 0.25%
                  charge of 4% of redemption proceeds;                            shareholder servicing fee from Class
                  declines to zero after six years                                assets each year.  Class B shares
                                                                                  convert to Class A shares six years
                                                                                  after issuance

Class C           Contingent deferred sales charge of             0.75%           Class C shares also deduct a 0.25%
                  1% of redemption proceeds for                                   shareholder servicing fee from Class
                  redemptions made during first year                              assets each year.  Class C shares do
                  after purchase                                                  not have a conversion feature.


* Class A shares purchased at net asset value under the `Large Order NAV Purchase Privilege' may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

Due to the desire of each Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership of each Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth on the next page.

                                                                     Sales Charge
                                                                     ------------
                                                                                        Allowed to Dealers
                                      As a Percentage of       As a Percentage of        As a Percentage
Amount of Purchase                       Offering Price         Net Asset Value*        of Offering Price
------------------                       --------------         ----------------        ------------------
Less than $50,000                            5.75%                   6.10%               5.20%
$50,000 but less than $100,000               4.50%                   4.71%               4.00%
$100,000 but less than $250,000              3.50%                   3.63%               3.00%
$250,000 but less than $500,000              2.60%                   2.67%               2.25%
$500,000 but less than $1 million            2.00%                   2.04%               1.75%
$1 million and over                          0.00%**                 0.00%**             0.00%***

*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. SDI, the Funds' Distributor, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of each Fund may be purchased without sales charges by: (a) any purchaser provided that the amount invested in such Fund or other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' totals at least $1,000,000 including purchases of Class A shares pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features;' (the `Large Order NAV Purchase Privilege'); or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege.'

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund without sales charges in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1/1/                Compensation Schedule #2/2/       Compensation Schedule #3/2//3/
           ---------------------------                ---------------------------       ------------------------------
                                      As a                               As a
                                    Percentage                        Percentage                           As a
                                       of                               of Net                           Percentage
                                    Net Asset          Amount of         Asset           Amount of        of Net
Amount of Shares Sold                 Value          Shares Sold         Value          Shares Sold     Asset Value
---------------------                 ------         -----------         -----          ------------     -----------
$1 million to $5 million               1.00%       Under $15 million     0.75%       Over $15 million    0.25-0.50%

Over $5 million to $50 million         0.50%              --              --               --                --

Over $50 million                       0.25%              --              --               --                --

 (1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other funds listed under `Special Features -- Class A Shares -- Combined Purchases,' including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from `Compensation Schedule #2' to `Compensation Schedule #3' is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of each Fund without sales charges under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund or of any other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' may be purchased without sales charges in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase without sales charges under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed without sales charges pursuant to this privilege specifically identifying the purchaser as a member of the `Tabankin Class.' Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares without sales charges pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of each Fund without sales charges under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund may be purchased without sales charges in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of up to 0.50% of the amount of Class A shares purchased.

Class A shares may be sold without sales charges in any amount to: (a) a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the funds; (b) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a); (c) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (d) persons who purchase shares of each Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold without sales charges in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase each Fund's Class A shares without sales charges hereunder. Class A shares may be sold without sales charges in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase each Fund's Class A shares without sales charges through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of each Fund may be sold without sales charges through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. Each Fund may also issue Class A shares without sales charges in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

The sales charge scale is applicable to purchases made at one time by any `purchaser' which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See `Purchaseand Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares.'

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See `Distribution of Fund Shares.'

Class B shares of each Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of each Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares.' SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See `Distribution and Service Plans.'

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

         Your redemption is for greater than $100,000 worth of shares,

         Your account registration has changed within the last 15 days,

         The check is being mailed to a different address than the one on your account (record address),

         The check is being made payable to someone other than the account owner(s),

         The redemption proceeds are being transferred to a fund account with a different registration, or

         You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Which Arrangement Is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors alone with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will not be accepted with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Transfer Agent (Flex Plans). Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares without sales charges when the combined subaccount value in each Fund or other Eligible Funds or other plan investments listed under `Special Features -- Class A shares -- Combined Purchases' is in excess of $5 million including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features.' For purposes of redirecting contributions, Flex Plan values will be calculated annually.

Flex Plans that satisfy each of the conditions described below may direct the Transfer Agent to convert plan assets invested in Class B shares to Class A shares without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Transfer Agent; (2) the plan must have elected to purchase Class A shares of the Eligible Funds without sales charges for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Transfer Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Transfer Agent in order to convert plan assets from Class B shares to Class A shares.

Flex Plans set-up after October 1, 2002 will automatically begin purchasing Class A shares without sales charges once the Flex Plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex Plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with assets over $1 million must begin purchasing Class A shares.

For more information about these sales arrangements, consult your financial representative or the Transfer Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares without sales charges, see `Purchase and Redemption of Shares - Initial Sales Charge Alternative' and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see `Special Features -- Class A

Shares -- Combined Purchases.' Financial services firms may receive different compensation depending upon which class of shares they sell. Institutional Class shares are available to certain eligible investors, as described in the relevant prospectus.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI.

Orders for the purchase of shares of each Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `What Do Shares Cost?' Section) and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A `Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

Each Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased without sales charges under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see `Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares'), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class B Shares' below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class C Shares' below).

Each Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see `Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under `General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see `What Do Shares Cost' Section) and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at
(800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. Note a shareholder who redeems Class A shares also may be charged a short-term redemption fee if the Fund imposes a short-term redemption fee. (See `Policies About Transactions'
Section in the Fund's Prospectus.) The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Transfer Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

             Year of Redemption            Contingent Deferred
             After Purchase                    Sales Charge
             --------------                    ------------
             First                                  4%
             Second                                 3%
             Third                                  3%
             Fourth                                 2%
             Fifth                                  2%
             Sixth                                  1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan (see `Special Features -- Automatic Withdrawal Plan' below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche or Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (limited to 12% of the net asset value of the account during the first year, see `Special Features -- Automatic Withdrawal Plan'); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any fund listed under `Special Features -- Class A Shares -- Combined Purchases' (other than shares of the Scudder Cash Reserves Fund or Scudder Cash Reserve Prime Shares purchased directly without sales charges) may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares of the Fund or of the listed funds under `Special Features -- Class A Shares -- Combined Purchases'. A shareholder of the Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see `Purchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares') or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, without sales charges in Class A shares of the Fund or of the funds listed under `Special Features -- Class A Shares -- Combined Purchases.' Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under `Special Features -- Exchange Privilege.' The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of the Funds' shares, the reinvestment in the same Fund may be subject to the `wash sale' rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

Although it is each Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Cash Reserve Prime Shares (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund (to be renamed `Scudder High Income Fund' on or about October 7, 2002), Scudder High-Yield Opportunity Fund (to be renamed `Scudder High Income Opportunity Fund' on or about October 29, 2002), Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Flag Investors Value Builder Fund, Scudder Flag Investors Equity Partners Fund, Scudder Growth Opportunity Fund, Scudder Top 50 US Fund, Scudder International Equity Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Flag

Investors Communications Fund, Scudder Global Biotechnology Fund, Scudder Real Estate Securities Fund, Scudder Fixed Income Fund, Scudder Micro Cap Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Japanese Equity Fund (`Scudder Funds'). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust (`Money Market Funds'), which are not considered a `Scudder Fund' for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Scudder Investments Service Company may include: (a) Money Market Funds as `Scudder Funds,' (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent (`Letter') provided by the SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Transfer Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an `accumulation credit' toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C, Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under `Special Features -- Class A Shares -- Combined Purchases' above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of each Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of each Fund and Class B shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases' may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of each Fund and Class C shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases,' which sells Class C shares, may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.

Exchanges from The Japan Fund into the Scudder Japanese Equity Fund. Prior to October 4, 2002, investors with an investment in Class A shares of The Japan Fund may exchange into Class A shares of the Scudder Japanese Equity Fund without payment of a sales load. For exchanges of an investment in Class A, B or C shares of The Japan Fund into the corresponding class of the Scudder Japanese Equity Fund, prior to October 4, 2002, if you utilize the services of a broker or other service agent for any such exchange, the Fund's Advisor may pay that broker or service agent a commission of up to 1.00% of the value of the shares exchanged in connection with the transaction.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the `15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a `market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a `market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts (`IRAs').

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (`Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to an automatic withdrawal plan. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting `preferential dividends' under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Effective August 19, 2002, replace the first paragraph of the `What Do Shares Cost?' Section in the Statement of Additional Information dated January 1, 2002 with the following:

                              WHAT DO SHARES COST?

         Market Values

         The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Effective August 19, 2002, insert the following as the last paragraph in the `What Do Shares Cost?' Section in the Statement of Additional Information dated January 1, 2002:

         When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. Each Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time each Fund values its investments. After consideration of various factors, each Fund may value securities at their last reported price or at some other value.

Effective August 19, 2002, insert the following new Section after the `Financial Statements Section and before the Appendix in the Statement of Additional Information dated January 1, 2002:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See `Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

Top 50 US Fund                        Class A Shares:  251555678
                                      Class B Shares:  251555660
                                      Class C Shares:  251555652

Japanese Equity Fund                  Class A Shares:  251555777
                                      Class B Shares:  251555769
                                      Class C Shares:  251555751

 Each Fund has a fiscal year ending August 31st.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Corporation has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Corporation. If further information is desired with respect to the Corporation, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Effective August 19 through September 2, 2002, the following paragraph supplements the `Code of Ethics' Section of the `Who Manages and Provides Services to the Funds?' Section in the Statement of Additional Information dated January 1, 2002:

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the `Code of Ethics' Section of the `Who Manages and Provides Services to the Funds?' Section in the Statement of Additional Information dated January 1, 2002:

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Officers and Board of Directors of the Corporation and Trustees of the Portfolios Trust' Sub-Section of the `Who Manages and Provides Services to the Funds?' Section of the Statement of Additional Information dated January 1, 2002:

         On July 31, 2002, the shareholders of the Funds and the Portfolios Trust approved the election of new Directors and executive officers. The following information is provided for each Director and officer.

                             DIRECTORS AND OFFICERS

                                                                                                                    Number of Funds
                                                                                                                    in the Fund
                         Position with the                                                                          Complex to be
Name and Birth Date      Corporation and Length of   Business Experience and Directorships During                   Overseen by
Independent Director     Time Served                 the Past 5 Years                                               Director/1/

Richard R. Burt          Director since 1998.        Chairman, IEP Advisors, Inc. (July 1998 to present);                 80
2/3/47                                               Chairman of the Board, Weirton Steel Corporation/2/
                                                     (April 1996 to present); Member of the Board,
                                                     Hollinger International,Inc./2/ (publishing) (1995 to
                                                     present), HCL Technologies Limited (information technology)
                                                     (April 1999 to present), UBS Mutual Funds (formerly known as
                                                     Brinson and Mitchell Hutchins families of funds)
                                                     (1995 to present)(registered investment companies);
                                                     and Member, Textron Inc./2/ International Advisory Council
                                                     (July 1996 to present). Formerly, Partner, McKinsey & Company
                                                     (consulting) (1991-1994) and US Chief Negotiator in
                                                     Strategic Arms Reduction Talks (START) with former
                                                     Soviet Union and US Ambassador to the Federal Republic of
                                                     Germany (1985-1991); Member of the Board, Homestake Mining/2/
                                                     (mining and exploration) (1998-February 2001), Archer
                                                     Daniels Midland Company/2/ (agribusiness operations)
                                                     (October 1996-June 2001)and Anchor Gaming (gaming
                                                     software and equipment) (March 1999-December 2001).

S. Leland Dill           Director since 2002.        Trustee, Phoenix Zweig Series Trust (since September 1989),          78
3/28/30                                              Phoenix Euclid Market Neutral Funds (since May 1998)
                                                     (registered investment companies); Retired
                                                     (since 1986). Formerly, Partner, KPMG Peat
                                                     Marwick (June 1956-June 1986); Director,
                                                     Vintners International Company Inc. (June
                                                     1989-May 1992), Coutts (USA) International
                                                     (January 1992-March 2000), Coutts Trust
                                                     Holdings Ltd., Coutts Group (March 1991-March
                                                     1999) and General Partner, Pemco
                                                     (investment company)(June 1979-June 1986).

Martin J. Gruber         Director since 2002.        Nomura Professor of Finance, Leonard N. Stern School of              79
7/15/37                                              Business, New York University (since 1964); Trustee, CREF
                                                     (since 2000); Director, S.G. Cowen Mutual Funds
                                                     (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                                                     Capital Fund, Inc. (2000 to present) and Singapore Fund,
                                                     Inc. (since 2000) (registered investment companies).

                                                                                                                    Number of Funds
                         Position with the                                                                          in the Fund
                         Corporation and                                                                            Complex to be
                         Length of Time              Business Experience and Directorships During the               Overseen by
Name and Birth Date      Served                      Past 5 Years                                                   Director/1/
Richard J. Herring       Director since 2002.        Jacob Safra Professor of International Banking and                   78
2/18/46                                              Professor, Finance Department, The Wharton School,
                                                     University of Pennsylvania (since 1972); Director,
                                                     Lauder Institute of International Management
                                                     Studies (since 2000); Co-Director, Wharton
                                                     Financial Institutions Center (since 2000) and
                                                     Vice Dean and Director, Wharton Undergraduate
                                                     Division (1995-2000).

Joseph R. Hardiman       Director since 2000.        Private Equity Investor (1997 to present); Director,                 76
5/27/37                                              Soundview Technology Group Inc. (investment banking) (July
                                                     1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                     Advisory & Trust Company (investment advisor) (February
                                                     2001 to present), The Nevis Fund (registered investment
                                                     company) (July 1999 to present), and ISI Family of Funds
                                                     (registered investment companies) (March 1998 to present).
                                                     Formerly, Director, Circon Corp./2/ (medical instruments)
                                                     (November 1998-January 1999); President and Chief Executive
                                                     Officer, The National Association of Securities Dealers,
                                                     Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                     Operating Officer of Alex. Brown & Sons Incorporated (now
                                                     Deutsche Bank Securities Inc.) (1985-1987) and General
                                                     Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                     Securities Inc.) (1976-1985).

Graham E. Jones          Director since 2002.        Senior Vice President, BGK Properties, Inc. (commercial              78
1/31/33                                              real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                     22 open-end mutual funds managed by Sun Capital Advisers,
                                                     Inc. (since 1998).

Rebecca W. Rimel         Director since 2000.        President and Chief Executive Officer, The Pew Charitable            78
4/10/51                                              Trusts (charitable foundation) (1994 to present).
                                                     Formerly, Executive Director, The Pew Charitable
                                                     Trusts (1988 to 1994); Director, ISI Family of Funds
                                                     (registered investment companies) (1997 to 1999);
                                                     and Director and Executive Vice President, The Glenmede
                                                     Trust Company (investment trust and wealth management)
                                                     (1994 to 2000).

                                                                                                                    Number of Funds
                                                                                                                    in the Fund
                         Position with the                                                                          Complex to be
                         Corporation and Length of   Business Experience and Directorships During                   Overseen by
Name and Birth Date      Time Served                 the Past 5 Years                                               Director/1/
Philip Saunders, Jr.     Director since 2002.        Principal, Philip Saunders Associates (Economic and                  78
10/11/35                                             Financial Consulting) (since 1998).  Formerly, Director,
                                                     Financial Industry Consulting, Wolf & Company (1987-1988);
                                                     President, John Hancock Home Mortgage Corporation (1984-1986);
                                                     Senior Vice President of Treasury and Financial Services,
                                                     John Hancock Mutual Life Insurance Company, Inc. (1982-1986).

William N. Searcy        Director since 2002.        Pension & Savings Trust Officer, Sprint Corporation/2/               78
9/3/46                                               (telecommunications) (since 1989); Trustee of 22 open-end
                                                     mutual funds managed by Sun Capital Advisers, Inc. (since
                                                     1998).

Robert H. Wadsworth      Director since 1997.        President, Robert H. Wadsworth Associates, Inc. (consulting          81
1/29/40                                              firm) (1982 to present); President and Director, Trust for
                                                     Investment Managers (registered investment company) (1999
                                                     to present).  Formerly, President, Investment Company
                                                     Administration, L.L.C. (1992*-July 2001); President,
                                                     Treasurer and Director, First Fund Distributors, Inc.
                                                     (1990-January 2002); Vice President, Professionally Managed
                                                     Portfolios (1999-2002) and Advisors Series Trust
                                                     (1997-2002) (registered investment companies); and
                                                     President, Guinness Flight Investment Funds, Inc.
                                                     (registered investment companies).
                                                     * Inception date of the corporation which was the
                                                     predecessor to the LLC.
Interested Director
-------------------

Richard T. Hale/3/       Director and President      Managing Director, Deutsche Bank Securities Inc. (formerly           78
7/17/45                  since 2000.                 Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                                                     Management (1999 to present); Director and President,
                                                     Investment Company Capital Corp. (registered
                                                     investment advisor) (1996 to present); President,
                                                     DB Hedge Strategies Fund LLC (registered investment
                                                     company) (June 2002 to present); Director, Deutsche
                                                     Global Funds, Ltd. (2000 to present), CABEI Fund
                                                     (2000 to present), North American Income Fund
                                                     (2000 to present) (registered investment companies);
                                                     Vice President, Deutsche Asset Management, Inc. (2000 to present).
                                                     Chartered Financial Analyst. Formerly, Director, ISI
                                                     Family of Funds (registered investment companies) (1992-1999).

Name and Birth Date      Position with the           Business Experience and Directorships During the
                         Corporation and Length of   Past 5 Years
                         Time Served
Officers
--------
Richard T. Hale          President since 2000.       See information provided under Interested Director.
7/17/45

Amy M. Olmert            Secretary since 1999.       Director, Deutsche Asset Management (January 1999 to
5/14/63                                              present); Certified Public Accountant (1989 to present).
                                                     Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                     Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                     Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                     (1992-1997).

Charles A. Rizzo         Treasurer since 1999.       Director, Deutsche Asset Management (April 2000 to
8/5/57                                               present); Certified Public Accountant; Certified Management
                                                     Accountant.  Formerly, Vice President and Department Head,
                                                     BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                     Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                     (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch         Assistant Secretary since   Managing Director, Deutsche Asset Management (2002 to
3/27/54                  1999.                       present) and Director, Global Funds Ltd. (2002 to
                                                     present).  Formerly, Director, Deutsche Asset Management
                                                     (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                     Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                     General Counsel, United States Securities and Exchange
                                                     Commission (1993-1998).

Jeffrey A. Engelsman     Vice President and AML      Vice President, Deutsche Asset Management (1999 to
9/28/67                  Compliance Officer since    present).  Formerly, Attorney, Great-West Life & Annuity
                         2002.                       Insurance Company (1995 to 1999).

Bruce A. Rosenblum       Assistant Secretary since   Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                  2002.                       Vice President, Deutsche Asset Management (2000-2002);
                                                     Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                     Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                     Divisions of Enforcement and Corporation Finance,
                                                     Securities and Exchange Commission (1986-1994).

-----------

/1/  As of July 30, 2002, the total number of Funds in the Fund Complex is 84.

/2/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/3/  Mr. Hale is a director who is an `interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

          Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.